UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-5883

                            DREYFUS INDEX FUNDS, INC.
                (Exact name of Registrant as specified in charter)


                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                             New York, New York 10166
               (Address of principal executive offices) (Zip code)

                               Mark N. Jacobs, Esq.
                                 200 Park Avenue
                             New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (212) 922-6000

Date of fiscal year end:  10/31

Date of reporting period:  10/31/03




                                         FORM N-CSR


ITEM 1. REPORTS TO STOCKHOLDERS.

      Dreyfus International
      Stock Index Fund

      ANNUAL REPORT October 31, 2003


      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY(SM)

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            37   Statement of Financial Futures

                            38   Statement of Assets and Liabilities

                            39   Statement of Operations

                            40   Statement of Changes in Net Assets

                            41   Financial Highlights

                            42   Notes to Financial Statements

                            50   Report of Independent Auditors

                            51   Important Tax Information

                            52   Board Members Information

                            54   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                          Dreyfus International
                                                               Stock Index Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus International Stock Index Fund covers the 12-month period from November 1, 2002, through October 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Susan Ellison

Recent estimates of greater than expected U.S. Gross Domestic Product annualized growth during the third quarter of 2003 suggest that the economy has started to turn the corner. Tax cuts and low mortgage rates have put cash in consumers' pockets, and corporations have begun to increase spending and investment. As U.S. growth has strengthened, so have the prospects for many international economies. As a result, stock markets throughout the world rallied over the reporting period, posting gains in virtually every geographical region and capitalization range.

We have seen strong quarters before, only to be disappointed when growth proved unsustainable. Based on recent data, we are cautiously optimistic about the current economic environment. As always, we urge you to speak regularly with your financial advisor, who may be in the best position to suggest investments that are right for your current needs, future goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,



/S/STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 17, 2003




DISCUSSION OF FUND PERFORMANCE

Susan Ellison, Portfolio Manager

HOW DID DREYFUS INTERNATIONAL STOCK INDEX FUND PERFORM RELATIVE TO ITS
BENCHMARK?

For the 12-month period ended October 31, 2003, the fund produced a total return of 25.49%.(1) This compares with a 27.04% total return for the fund's benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Free Index (the "MSCI EAFE Free Index" or the "Index"), during the same period.(2)

After a slow start, international equity markets began a sustained rally in April 2003, which persisted through the end of the reporting period. The fund's returns lagged the Index, primarily due to fees associated with the management of the fund and trading to accommodate shareholder contributions and withdrawals.

WHAT IS THE FUND'S INVESTMENT APPROACH?

In managing this fund, our goal is to match the performance of the MSCI EAFE Free Index, a broadly diversified, international index composed of slightly more than 1,000 stocks that trade in 21 major markets outside the United States, including Great Britain, Germany, France, Japan, Hong Kong, Singapore, Australia and New Zealand.

Weighted by market capitalization (the total value of all shares outstanding in a country's stock market) and share liquidity (a measure of the proportion of a company' s shares actually available to be bought or sold by the public), approximately 72% of the MSCI EAFE Free Index's total value is represented by its top five countries, which currently are Great Britain, Japan, France, Switzerland and Germany. The MSCI EAFE Free Index is diversified among industry groups, as those groups are represented in individual country markets.

In order to simplify management and control costs, the fund attempts to match the Index' s return, not to duplicate its composition. Our carefully created sample attempts to match index weightings at the The Fun


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

country, industry and individual security levels. Beginning by country, the fund invests in proportion to each country's weighting in the Index. That means that if the British market comprises 26% of the Index, then approximately 26% of the fund' s assets will be invested in Britain. In addition, the fund's industry allocation also matches that of the Index, in the proper proportion. For example, if a certain percentage of the market value in the Japanese sub-index is comprised of financial services firms, that same approximate percentage of the investment in the Japanese markets will also be invested in that sector. At the individual company level, the fund invests in a carefully selected sample of the stocks that make up each country's index component. The fund also invests in securities that represent the market as a whole, such as stock index futures, and manages its exposure to foreign currencies so that the fund's currency profile matches the currency makeup of the MSCI EAFE Free Index.

WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?

During the reporting period, every equity market included in the MSCI EAFE benchmark delivered positive returns primarily from an improving global economy, the quick end to major combat operations in Iraq, and an improvement in investor sentiment throughout the world. Overall, global markets benefited from rising industrial production and gains in business and consumer confidence. Japan posted particularly strong returns amid stronger economic growth than the country has seen in many years. Germany cut taxes to encourage consumer spending, triggering a local stock market rally.

The technology sector posted some of the Index's strongest results, as investors anticipated a pickup in demand from corporate consumers of technology products. The basic materials sector, including chemicals and metals companies, benefited from higher production among manufacturers. Some airlines enjoyed revenue gains as travel increased and energy prices moderated. In the financial services group, gains reported by several Japanese banks reflected that country's restructuring efforts, while Hong Kong real estate was buoyed by the containment
of    the

SARS epidemic. Lagging sectors included consumer staples, such as food and beverage stocks, as investors shifted away from relatively defensive sectors and toward more speculative issues.

As of October 31, 2003, the countries with the greatest representation in the Index and the fund were Great Britain (25.9% of the Index), Japan (22.7%), France (9.5%), Switzerland (7.2%) and Germany (6.6%).

WHAT IS THE FUND'S CURRENT STRATEGY?

The fund's ongoing strategy is to provide a broad exposure to the world's major stock markets outside the United States. We do this by remaining fully invested in a way that is designed to deliver the return of the MSCI EAFE Free Index, minus fund expenses. As an index fund, we do not actively select stocks based on their individual merits. Instead, we believe that attempting to match the Index' s return is a practical and cost-effective way for our shareholders to gain exposure to European and Asian markets for a portion of their overall investment portfolios.

November 17, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST (MSCI EAFE) FREE INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES. THE INDEX REFLECTS ACTUAL INVESTABLE OPPORTUNITIES FOR GLOBAL INVESTORS FOR STOCKS THAT ARE FREE OF FOREIGN OWNERSHIP LIMITS OR LEGAL RESTRICTIONS AT THE COUNTRY LEVEL.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus International Stock Index Fund and the Morgan Stanley Capital International Europe, Australasia, Far East Free Index
--------------------------------------------------------------------------------

Average Annual Total Returns as of 10/31/03

                                                             Inception                                                     From
                                                               Date               1 Year               5 Years           Inception
-----------------------------------------------------------------------------------------------------------------------------------

FUND                                                          6/30/97             25.49%               (1.27)%            (1.17)%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS INTERNATIONAL STOCK INDEX FUND ON 6/30/97 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST FREE INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS AN UNMANAGED INDEX COMPOSED OF A SAMPLE OF COMPANIES REPRESENTATIVE OF THE MARKET STRUCTURE OF EUROPEAN AND PACIFIC BASIN COUNTRIES AND INCLUDES NET DIVIDENDS REINVESTED AND REFLECTS ACTUAL INVESTABLE OPPORTUNITIES FOR GLOBAL INVESTORS FOR STOCKS THAT ARE FREE OF FOREIGN OWNERSHIP LIMITS OR LEGAL RESTRICTIONS AT THE SECURITY OR COUNTRY LEVEL. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

October 31, 2003

COMMON STOCKS--97.1%                                                                             Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUSTRALIA--4.8%

AMP                                                                                              19,981                   93,288

AMP (Rights)                                                                                     19,981                    1,163

Alumina                                                                                          15,007                   63,463

Amcor                                                                                            11,276                   68,008

Ansell                                                                                            1,500                    7,365

Aristocrat Leisure                                                                                4,441                    7,468

Australia and New Zealand Banking                                                                20,141                  254,381

Australia and New Zealand Banking (Rights)                                                        3,662                   11,199

Australian Gas Light                                                                              6,621                   50,268

Australian Stock Exchange                                                                         1,400                   15,894

BHP Billiton                                                                                     49,834                  414,416

BHP Steel                                                                                         9,472                   36,427

Boral                                                                                             8,368                   32,656

Brambles Industries                                                                              12,929                   42,843

CFS Gandel Retail Trust (Units)                                                                  13,489                   12,347

CSL                                                                                               2,106                   25,403

CSR                                                                                              11,900                   17,900

Centro Properties                                                                                 8,069                   21,699

Coca-Cola Amatil                                                                                  6,081                   25,414

Cochlear                                                                                            616                   13,768

Coles Myer                                                                                       14,955                   82,450

Commonwealth Bank of Australia                                                                   16,971                  331,149

Commonwealth Property Office Fund                                                                17,000                   13,992

Computershare                                                                                     3,800                    9,653

Deutsche Office Trust (Units)                                                                    19,000                   14,964

Foster's                                                                                         29,550                   95,820

Futuris                                                                                          13,537                   14,504

General Property Trust (Units)                                                                   25,216                   49,919

Harvey Norman                                                                                     7,600                   18,119

Iluka Resources                                                                                   4,328                   14,341

Insurance Australia                                                                              23,668                   74,732

Investa Property                                                                                 16,318                   22,346

James Hardie Industries                                                                           6,600                   33,577

John Fairfax                                                                                     11,200                   28,768

Leighton                                                                                          1,803                   14,546

Lend Lease                                                                                        4,996                   39,738

Lion Nathan                                                                                       4,000                   15,667

                                                             The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUSTRALIA (CONTINUED)

Macquarie Bank                                                                                    2,574                   63,631

Macquarie Goodman Industrial Trust                                                               19,046                   20,812

Macquarie Infrastructure (Units)                                                                 27,028                   60,793

Mayne                                                                                            12,855                   33,201

Mirvac                                                                                           11,421                   34,522

National Australia Bank                                                                          20,104                  436,360

Newcrest Mining                                                                                   4,552                   39,017

News Corporation                                                                                 19,912                  177,313

OneSteel                                                                                          7,634                   12,025

Orica                                                                                             4,324                   40,530

Origin Energy                                                                                     9,044                   27,594

PaperlinX                                                                                         6,000                   21,585

Patrick                                                                                           2,000                   20,719

Publishing & Broadcasting                                                                         1,600                   13,680

QBE Insurance                                                                                     9,133                   66,747

Rinker                                                                                           11,900                   53,617

Rio Tinto                                                                                         4,142                  104,774

Santos                                                                                            8,000                   34,683

Sonic Healthcare                                                                                  3,824                   18,613

Southcorp                                                                                         7,524                   16,550

Stockland                                                                                        14,031                   48,285

Stockland (Units)                                                                                   372                    1,264

Suncorp-Metway                                                                                    7,059                   64,963

TAB                                                                                               5,000                   12,595

TABCORP                                                                                           5,000                   41,118

Telstra                                                                                          31,567                  106,168

Toll                                                                                              2,918                   17,309

Transurban                                                                                        7,401  (b)              21,846

WMC Resources                                                                                    15,007                   54,519

Wesfarmers                                                                                        5,197                  106,938

Westfield                                                                                         5,794                   58,419

Westfield Trust                                                                                  30,039                   70,976

Westfield Trust (Units)                                                                           1,098                    2,579

Westpac Banking                                                                                  23,547                  269,831

Woodside Petroleum                                                                                6,800                   63,834

Woolworths                                                                                       13,578                  107,133

                                                                                                                       4,434,198


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUSTRIA--.2%

Bank of Austria Creditanstalt                                                                       490                   21,350

Erste Bank der oesterreichischen Sparkassen                                                         400                   44,226

Flughafen Wien                                                                                      140                    5,706

Immofinanz Immobilien Anlagen                                                                     1,963  (a,b)            14,194

Mayr-Melnhof Karton                                                                                 100                    9,993

OMV                                                                                                 215                   27,493

Oesterreichische Elektrizitaetswirtschafts, Cl. A                                                    45                    4,237

Telekom Austria                                                                                   2,700  (a)              28,688

VA Technologie                                                                                      150  (a)               4,035

Voestalpine                                                                                         250                    8,951

Wienerberger                                                                                        500                   10,637

                                                                                                                         179,510

BELGIUM--1.0%

Agfa Gevaert                                                                                      1,450                   35,988

Barco                                                                                               140                   10,335

Bekaert                                                                                             240                   11,924

Colruyt                                                                                             250                   22,669

Compagnie Maritime Belge                                                                             50                    2,532

Cofinimmo                                                                                           100                   12,462

Delhaize                                                                                          1,070                   50,812

Dexia                                                                                             8,522                  134,237

Electrabel                                                                                          412                  113,943

Fortis                                                                                           13,783                  245,789

Groupe Bruxelles Lambert                                                                            905                   43,713

Interbrew                                                                                         2,010                   47,060

KBC Bankverzekeringsholding                                                                       1,212                   51,413

Mobistar                                                                                            200  (a)              10,044

Omega Pharma                                                                                        300                    9,238

S.A. D'Ieteren                                                                                       70                   13,020

Solvay                                                                                              850                   63,289

UCB                                                                                               1,300                   41,000

Umicore                                                                                             100                    6,086

                                                                                                                         925,554

DENMARK--.8%

A P Moller-Maersk                                                                                    15                  117,757

Bang & Olufsen, Cl. B                                                                               100                    3,878

Carlsberg, Cl. B                                                                                    400                   16,608

                                                             The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

DENMARK (CONTINUED)

Coloplast, Cl. B                                                                                    200                   16,827

DSV                                                                                                 300                   10,556

Danisco                                                                                             800                   30,776

Danske Bank                                                                                       6,626                  133,669

East Asiatic Company                                                                                200                    7,506

FLS Industries, Cl. B                                                                               500  (a)               5,356

GN Store Nord                                                                                     2,400  (a)              15,576

Group 4 Falck                                                                                       880                   19,748

H. Lundbeck                                                                                       1,100                   20,213

ISS                                                                                                 632                   30,144

Kobenhavns Lufthavne                                                                                100                   10,384

NEG Micon                                                                                           300  (a)               4,316

NKT                                                                                                 500                    8,523

Novo Nordisk, Cl. B                                                                               3,403                  122,400

Novozymes, Cl. B                                                                                    625                   20,134

TDC                                                                                               1,860                   59,774

Topdanmark                                                                                          400  (a)              19,892

Vestas Wind Systems                                                                               1,300                   27,344

William Demant                                                                                      600  (a)              20,408

                                                                                                                         721,789

FINLAND--1.8%

Amer                                                                                                300                   11,422

Elisa                                                                                             1,600  (a)              19,065

Fortum                                                                                            5,100                   47,015

Kesko, Cl. B                                                                                        700                   10,888

Kone, Cl. B                                                                                         470                   24,560

Metso                                                                                             1,910                   21,404

Nokia                                                                                            64,489                1,095,289

Nokian Renkaat                                                                                      100                    7,470

Orion-Yhtyma, Cl. B                                                                                 500                    9,620

Outokumpu                                                                                         1,200                   14,522

Pohjola, Cl. D                                                                                      400                    9,016

Rautaruukki                                                                                       2,100  (a)              14,599

Sampo, Cl. A                                                                                      3,520                   29,626

Stora Enso                                                                                        8,956                  121,813

TietoEnator                                                                                       1,103                   29,235

UPM-Kymmene                                                                                       6,616                  123,827


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FINLAND (CONTINUED)

Uponor                                                                                              500                   13,311

Wartsila, Cl. B                                                                                     500                    8,573

                                                                                                                       1,611,255

FRANCE--8.8%

Accor                                                                                             2,518                   99,026

Air France                                                                                          800  (b)              12,797

Alcatel                                                                                          16,025  (a)             211,440

Alstom                                                                                            5,100  (a,b)            16,245

Atos Origin                                                                                         300  (a)              20,018

Autoroutes du Sud de la France                                                                      900                   27,726

Aventis                                                                                           9,038                  478,579

Axa                                                                                              18,752                  355,327

BNP Paribas                                                                                      10,724                  563,493

Bouygues                                                                                          2,800                   76,167

Business Objects                                                                                    750  (a)              24,587

CNP Assurances                                                                                      395                   18,014

Cap Gemini                                                                                        1,497  (a)              75,440

Carrefour                                                                                         7,620                  400,038

Casino Guichard-Perrachon                                                                           463                   42,386

Compagnie de Saint-Gobain                                                                         4,146                  174,908

Compagnie Generale des Etablissements Michelin, Cl. B                                             1,742                   68,346

Credit Agricole                                                                                   4,810                  102,159

Credit Agricole (Rights)                                                                          4,510                    1,048

Dassault Systemes                                                                                   530                   22,489

Essilor International                                                                             1,336                   64,267

European Aeronautic Defence and Space                                                             3,900                   79,341

France Telecom                                                                                   14,482  (a)             350,511

Gecina                                                                                              165                   20,677

Groupe Danone                                                                                     1,648                  248,671

Hermes International                                                                                100                   17,217

Imerys                                                                                              106                   20,332

Klepierre                                                                                           340                   18,122

L'Air Liquide                                                                                     1,329                  196,983

L'Oreal                                                                                           4,496                  332,412

LVMH Moet Hennessy Louis Vuitton                                                                  2,933                  202,701

Lafarge                                                                                           2,248                  160,979

Lagardere S.C.A.                                                                                  1,605                   80,734

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

FRANCE (CONTINUED)

PSA Peugeot Citroen                                                                               2,522                  108,184

Pechiney, Cl. A                                                                                   1,020                   56,382

Pernod-Ricard                                                                                       703                   67,831

Pinault-Printemps-Redoute                                                                           950                   96,798

Publicis                                                                                          1,310                   40,965

Renault                                                                                           2,268                  150,020

Sagem                                                                                               280                   28,579

Sanofi-Synthelabo                                                                                 4,871                  301,530

Schneider Electric                                                                                2,587                  151,422

Societe BIC                                                                                         550                   22,775

Societe Generale, Cl. A                                                                           4,345  (a)             322,763

Societe Television Francaise 1                                                                    1,650                   49,488

Sodexho Alliance                                                                                  1,158                   30,289

Suez                                                                                             10,683                  171,382

Technip                                                                                             273                   26,976

Thales                                                                                            1,091                   31,454

Thomson                                                                                           2,600                   54,768

Total                                                                                             8,783                1,365,109

Unibail                                                                                             489                   38,570

Valeo                                                                                               984                   36,845

Veolia Environnement                                                                              3,300                   73,656

Vinci                                                                                               900                   65,234

Vivendi Universal                                                                                12,387  (a)             260,206

Wanadoo                                                                                           5,600  (a)              41,664

Zodiac                                                                                              480                   14,184

                                                                                                                       8,190,254

GERMANY--6.1%

Adidas-Salomon                                                                                      601                   55,474

Allianz                                                                                           3,696                  395,717

Altana                                                                                              986                   62,125

BASF                                                                                              7,223                  331,671

Bayer                                                                                             8,742                  209,247

Bayerische Hypo-und Vereinsbank                                                                   4,621  (a)             100,885

Beiersdorf                                                                                          345  (b)              39,063

Celesio                                                                                             362                   15,141

Commerzbank                                                                                       5,945                  117,350

Continental                                                                                       1,600                   54,498


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GERMANY (CONTINUED)

DaimlerChrysler                                                                                  11,450                  425,274

Deutsche Bank                                                                                     6,965                  459,089

Deutsche Boerse                                                                                   1,410                   78,432

Deutsche Lufthansa                                                                                2,624                   40,875

Deutsche Post                                                                                     5,500                  106,456

Deutsche Telekom                                                                                 27,915  (a)             438,091

Douglas                                                                                             440                   12,736

E.ON                                                                                              7,823                  393,780

Epcos                                                                                               600  (a)              12,276

Fresenius Medical Care                                                                              461  (b)              26,260

HeidelbergCement                                                                                    437  (a)              18,390

Hypo Real Estate                                                                                    776  (a)              13,441

Infineon Technologies                                                                             5,700  (a)              84,153

KarstadtQuelle                                                                                      780                   19,314

Linde                                                                                             1,233                   56,259

MAN                                                                                               1,350                   37,116

MLP                                                                                                 795  (a)              15,240

Merck KGaA                                                                                          750                   26,592

Metro                                                                                             2,093                   84,916

Muenchener Rueckversicherungs-Gesellschaft                                                        1,595                  190,425

Muenchener Rueckversicherungs-Gesellschaft (Rights)                                               1,595                   13,183

Puma Rudolf Dassler                                                                                 210                   30,320

QIAGEN                                                                                            2,300  (a)              26,738

RWE                                                                                               4,777                  132,723

SAP                                                                                               2,723                  395,211

Schering                                                                                          2,222                  104,485

Siemens                                                                                          10,758                  722,857

Suedzucker                                                                                          500                    8,475

TUI                                                                                               1,795                   31,405

ThyssenKrupp                                                                                      4,106                   67,971

Volkswagen                                                                                        2,980                  150,348

                                                                                                                       5,604,002

GREECE--.4%

Alpha Bank                                                                                        1,971                   44,909

Bank of Piraeus                                                                                   1,500                   13,950

Coca-Cola Hellenic Bottling                                                                       1,038                   20,151

Commercial Bank of Greece                                                                           950                   20,343

                                                             The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

GREECE (CONTINUED)

EFG Eurobank Ergasias                                                                             2,400                   41,236

Greek Organization of Football Prognostics                                                        2,100                   25,389

Hellenic Petroleum                                                                                1,300                   10,428

Hellenic Telecommunications Organization                                                          3,700                   41,808

Intracom                                                                                            500                    3,453

National Bank of Greece                                                                           2,600                   54,405

Public Power                                                                                        800                   17,205

Titan Cement                                                                                        500                   19,181

Viohalco, Hellenic Copper and Aluminum Industry                                                   2,000                    9,579

Vodafone Panafon                                                                                  2,168                   15,122

                                                                                                                         337,159

HONG KONG--1.7%

ASM Pacific Technology                                                                            2,500                    9,352

BOC Hong Kong                                                                                    35,500                   61,485

Bank of East Asia                                                                                18,391                   55,061

CLP                                                                                              23,788                  107,212

Cathay Pacific Airways                                                                           13,000                   24,859

Cheung Kong                                                                                      20,000                  166,759

Cheung Kong Infrastructure                                                                        6,000                   13,096

Esprit                                                                                            8,000                   25,085

Giordano International                                                                           20,000                    9,014

Hang Lung Properties                                                                             14,000                   18,298

Hang Seng Bank                                                                                   10,100                  126,157

Henderson Land Development                                                                        8,000                   33,584

Hong Kong and China Gas                                                                          50,772                   70,283

Hong Kong Exchanges & Clearing                                                                   16,000                   34,820

Hongkong Electric                                                                                19,500                   76,085

Hopewell                                                                                          8,000                   13,289

Hopewell Highway Infrastructure (Warrants)                                                          800                      165

Hutchison Whampoa                                                                                28,800                  222,517

Hysan Development                                                                                 9,000                   13,096

Johnson Electric                                                                                 19,900                   25,754

Li & Fung                                                                                        26,000                   43,692

MTR                                                                                              17,500                   23,662

New World Development                                                                            18,708                   11,985

PCCW                                                                                             43,207  (a,b)            31,158

SCMP                                                                                             11,759                    5,792


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

HONG KONG (CONTINUED)

Shangri-La Asia                                                                                  20,000                   19,187

Sino Land                                                                                        20,664                   10,843

SmarTone Telecommunications                                                                       4,000                    6,490

Sun Hung Kai Properties                                                                          17,384                  146,066

Swire Pacific, Cl. A                                                                             12,500                   76,297

Techtronic Industries                                                                             6,000                   16,534

Television Broadcasts                                                                             3,000                   14,217

Wharf                                                                                            17,171                   43,228

Yue Yuen Industrial                                                                               4,800                   13,567

                                                                                                                       1,568,689

IRELAND--.7%

Allied Irish Banks                                                                               11,271                  164,830

Bank of Ireland                                                                                  13,711                  170,388

CRH                                                                                               7,116                  127,973

DCC                                                                                               1,000                   13,427

Elan                                                                                              4,774  (a)              23,587

Fyffes                                                                                            4,100                    7,435

Grafton                                                                                           2,000  (a)              12,439

Greencore                                                                                         2,474                    8,916

Independent News & Media                                                                          7,300                   15,954

Irish Life & Permanent                                                                            4,000                   56,033

Kerry                                                                                             1,600                   27,900

Ryanair                                                                                           2,000  (a)              16,973

Waterford Wedgwood (Units)                                                                       16,900                    5,697

                                                                                                                         651,552

ITALY--3.6%

Alleanza Assicurazioni                                                                            6,800                   68,062

Assicurazioni Generali                                                                           12,725                  292,898

Autogrill                                                                                         1,528  (a)              19,344

Banca Fideuram                                                                                    4,000                   25,110

Banca Intesa                                                                                     12,812                   32,171

Banca Intesa (RNC)                                                                               47,206                  159,143

Banca Monte dei Paschi di Siena                                                                  13,050                   38,913

Banca Nazionale del Lavoro                                                                       18,000  (a)              41,013

Banca Populare di Milano                                                                          5,900                   30,110

Banche Popolari Unite Scrl                                                                        4,200  (a)              63,961

Banco Popolare di Verona e Novara Scri                                                            4,860                   75,142

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ITALY (CONTINUED)

Benetton                                                                                            730                    8,681

Bulgari                                                                                           2,300                   20,802

Capitalia                                                                                        16,143                   45,039

Enel                                                                                             28,223                  176,514

Eni                                                                                              34,595                  549,360

Fiat                                                                                              5,733  (a)              43,120

FinecoGroup                                                                                      19,250  (a,b)            13,583

Finmeccanica                                                                                     75,360                   53,702

Gruppo Editoriale L'Espresso                                                                      2,400                   12,862

Italcementi                                                                                       1,565                   18,830

Luxottica                                                                                         2,100                   33,494

Mediaset                                                                                          8,065                   81,474

Mediobanca                                                                                        6,081                   61,148

Mediolanum                                                                                        4,300                   30,042

Mondadori (Arnoldo) Editore                                                                       2,050                   15,729

Parmalat Finanziaria                                                                              5,506                   17,154

Pirelli                                                                                          17,996                   13,954

Riunione Adriatica di Sicurta                                                                     4,264                   66,621

Sanpaolo IMI                                                                                     13,512                  152,050

Seat Pagine Gialle                                                                               43,140  (a)              41,875

Snam Rete Gas                                                                                    11,600                   43,691

Snia                                                                                              4,800                   10,044

Telecom Italia                                                                                  123,210                  321,555

Telecom Italia (RNC)                                                                             77,086  (a)             133,702

Telecom Italia Mobile                                                                            50,476  (a)             232,953

Telecom Italia Media                                                                             19,085  (a,b)             8,249

Tiscali                                                                                           1,650  (a)              10,972

UniCredito Italiano                                                                              50,192                  247,396

                                                                                                                       3,310,463

JAPAN--22.2%

ACOM                                                                                                950                   42,516

ADERANS                                                                                             400                    7,277

ADVANTEST                                                                                           900                   67,049

AEON                                                                                              3,100                  102,360

AEON CREDIT SERVICE                                                                                 220                   10,186

AIFUL                                                                                               600                   37,932

ALL NIPPON AIRWAYS                                                                                7,000  (a,b)            18,020


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
JAPAN (CONTINUED)

ALPS ELECTRIC                                                                                     2,000                   33,529

AMADA                                                                                             5,000                   21,604

ANRITSU                                                                                           2,000  (a,b)            13,063

AOYAMA TRADING                                                                                      700                   12,989

ARIAKE JAPAN                                                                                        200                    6,058

ASAHI BREWERIES                                                                                   5,000                   41,752

ASAHI KASEI                                                                                      16,900                   80,553

ASATSU-DK                                                                                           300                    7,163

AUTOBACS SEVEN                                                                                      500                   10,916

Ajinomoto                                                                                         7,800                   78,756

Amano                                                                                             1,000                    6,868

Asahi Glass                                                                                      10,800                   85,272

Ashikaga Financial                                                                                9,000  (a)               9,005

BANDAI                                                                                              400                   10,624

BANDAI (Bonus)                                                                                      400                   10,624

BANK OF FUKUOKA                                                                                   8,000                   33,402

BELLSYSTEM24                                                                                         20                    4,549

BRIDGESTONE                                                                                       8,400                  110,029

Bank of Yokohama                                                                                 14,000  (b)              60,490

Benesse                                                                                           1,000                   24,560

CANON                                                                                            11,100                  537,154

CAPCOM                                                                                              900                   11,625

CASIO COMPUTER                                                                                    2,000  (b)              17,811

CHUGAI PHARMACEUTICAL                                                                             4,128                   58,802

COCA-COLA WEST JAPAN                                                                                500                    9,255

COMSYS                                                                                            1,000  (a)               6,249

CSK                                                                                                 900                   34,056

Central Glass                                                                                     2,000                   12,717

Central Japan Railway                                                                                12                  105,008

Chiba Bank                                                                                        9,000                   38,723

Chubu Electric Power                                                                              8,600                  172,493

Citizen Watch                                                                                     4,000                   32,783

Credit Saison                                                                                     1,800                   37,659

DAI NIPPON PRINTING                                                                               7,800                  120,475

DAICEL CHEMICAL INDUSTRIES                                                                        2,000                    8,478

DAIDO LIFE INSURANCE                                                                                 16                   47,592

DAIDO STEEL                                                                                         200                      395

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

DAIICHI PHARMACEUTICAL                                                                            3,000                   45,845

DAIKIN INDUSTRIES                                                                                 2,000                   42,662

DAINIPPON INK AND CHEMICALS                                                                       8,000                   15,937

DAINIPPON SCREEN MANUFACTURING                                                                    2,000  (a,b)            14,281

DAITO TRUST CONSTRUCTION                                                                          1,100                   34,020

DENKI KAGAKU KOGYO KABUSHIKI KAISHA                                                               5,600                   17,014

DENSO                                                                                             6,700                  127,071

DENTSU                                                                                                4                   18,011

DOWA MINING                                                                                       3,000                   16,210

Daimaru                                                                                           3,000                   17,683

Daiwa House Industry                                                                              5,400                   58,256

Daiwa Securities                                                                                 16,000                  117,015

EBARA                                                                                             3,000                   12,034

East Japan Railway                                                                                   46                  208,378

Eisai                                                                                             3,000                   70,405

FANUC                                                                                             1,600                   96,202

FAST RETAILING                                                                                      700                   42,534

FUJI ELECTRIC                                                                                     5,000                   12,325

FUJISAWA PHARMACEUTICAL                                                                           4,000                   82,594

FUJITSU                                                                                          21,800                  136,628

FamilyMart                                                                                          600                   13,044

Fuji Photo Film                                                                                   6,200                  182,726

Fuji Television Network                                                                               3                   15,964

Fujikura                                                                                          4,000                   24,051

Furukawa Electric                                                                                 6,000                   22,704

GUNZE                                                                                             3,000                   13,617

Gunma Bank                                                                                        6,000                   25,761

HANKYU DEPARTMENT STORES                                                                          2,000                   14,645

HINO MOTORS                                                                                       2,000                   11,425

HIROSE ELECTRIC                                                                                     400                   49,156

HONDA MOTOR                                                                                      10,400                  410,570

HOUSE FOODS                                                                                       1,220                   13,206

HOYA                                                                                              1,500                  135,762

Hitachi                                                                                          37,900                  222,708

Hitachi Cable                                                                                     3,000                   11,925

Hitachi Chemical                                                                                  1,100                   17,771

Hitachi Software Engineering                                                                        200                    6,222


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

Hokugin Financial                                                                                14,000  (a)              22,031

ISHIHARA SANGYO KAISHA                                                                            4,000  (a)               8,223

ITO EN                                                                                              300  (b)              12,144

ITOCHU                                                                                           18,500                   62,432

ITOCHU TECHNO-SCIENCE                                                                               300                   10,069

ITO-YOKADO                                                                                        5,000                  183,745

Isetan                                                                                            2,000                   20,703

Ishikawajima-Harima Heavy Industries                                                             17,000                   23,196

JAFCO                                                                                               300                   25,651

JAPAN TOBACCO                                                                                        10                   66,767

JFE                                                                                               5,960                  152,341

JGC                                                                                               3,000                   25,788

JSR                                                                                               3,000                   63,583

Japan Airlines System                                                                            10,600  (b)              30,469

Japan Real Estate Investment                                                                          2  (b)              11,698

Joyo Bank                                                                                         9,462                   30,296

KAJIMA                                                                                           10,800                   40,475

KAKEN PHARMACEUTICAL                                                                              1,000  (b)               5,039

KANDENKO                                                                                            105                      361

KANEBO                                                                                            6,000  (a)               6,331

KANEKA                                                                                            3,000                   23,387

KATOKICHI                                                                                           600                    9,578

KEIO ELECTRIC RAILWAY                                                                             7,000                   36,994

KEYENCE                                                                                             440                   96,777

KIKKOMAN                                                                                          2,000                   13,026

KINDEN                                                                                            3,000                   13,071

KIRIN BREWERY                                                                                     9,000                   71,961

KOKUYO                                                                                            1,000                   10,397

KOMATSU                                                                                          12,600                   68,195

KOMORI                                                                                            1,000                   12,353

KONAMI                                                                                            1,200                   36,567

KONICA MINOLTA                                                                                    5,000                   65,721

KOYO SEIKO                                                                                        1,000                   10,188

KUBOTA                                                                                           13,000                   46,828

KYOCERA                                                                                           2,200                  132,478

KYOWA HAKKO KOGYO                                                                                 5,000                   29,472

Kamigumi                                                                                          2,400                   15,631

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

Kansai Electric Power                                                                             8,999                  155,529

Kao                                                                                               7,000                  143,903

Kawasaki Heavy Industries                                                                        15,000                   18,966

Kawasaki Kisen Kaisha                                                                             6,000                   24,069

Keihin Electric Express Railway                                                                   6,000  (b)              35,093

Kinki Nippon Railway                                                                             18,354  (a,b)            55,261

Kuraray                                                                                           5,000                   37,659

Kurita Water Industries                                                                           1,000                   12,134

Kyushu Electric Power                                                                             5,300                   87,550

LAWSON                                                                                              800                   30,564

MABUCHI MOTOR                                                                                       400                   30,491

MAEDA ROAD CONSTRUCTION                                                                             200                    1,052

MARUHA                                                                                              400                      546

MARUI                                                                                             4,800                   60,952

MEITEC                                                                                              500                   17,874

MINEBEA                                                                                           4,000                   22,777

MITSUBISHI GAS CHEMICAL                                                                           5,000                   14,145

MITSUBISHI MATERIALS                                                                             10,000  (a)              16,100

MITSUI & CO.                                                                                     15,400                  112,066

MITSUMI ELECTRIC                                                                                    900                    9,423

MURATA MANUFACTURING                                                                              3,100                  176,241

Makita                                                                                            2,000                   19,830

Marubeni                                                                                         17,000                   30,618

Matsumotokiyoshi                                                                                    200                   10,060

Matsushita Electric Industrial                                                                   28,195                  371,625

Matsushita Electric Works                                                                         6,000  (b)              45,081

Meiji Dairies                                                                                     4,000                   14,991

Meiji Seika Kaisha                                                                                4,000                   15,427

Millea                                                                                               20                  238,323

Mitsubishi                                                                                       14,000                  145,304

Mitsubishi Chemical                                                                              22,200                   58,158

Mitsubishi Electric                                                                              23,000                  102,724

Mitsubishi Estate                                                                                13,000                  124,637

Mitsubishi Heavy Industries                                                                      37,700                  103,565

Mitsubishi Logistics                                                                              2,000                   17,410

Mitsubishi Rayon                                                                                  7,000                   25,979

Mitsubishi Tokyo Financial                                                                           54                  388,047


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

Mitsui Chemicals                                                                                  7,000                   40,879

Mitsui Engineering & Shipbuilding                                                                11,000                   16,910

Mitsui Fudosan                                                                                    9,000                   83,750

Mitsui Mining & Smelting                                                                          7,000                   28,017

Mitsui O.S.K Lines                                                                               10,000                   40,660

Mitsui Sumitomo Insurance                                                                        17,230                  141,996

Mitsui Trust                                                                                      7,380  (a)              39,271

Mitsukoshi                                                                                        5,000  (a,b)            18,602

Mizuho Financial                                                                                     78  (a)             190,858

NAMCO                                                                                               500                   13,781

NEC                                                                                              18,800  (a)             166,051

NGK INSULATORS                                                                                    4,000                   27,325

NGK SPARK PLUG                                                                                    2,000                   16,773

NICHII GAKKAN                                                                                       220                   11,967

NICHIREI                                                                                          4,000                   13,281

NIDEC                                                                                               500                   48,438

NIKON                                                                                             3,600  (a)              54,654

NIPPON KAYAKU                                                                                     2,000                   10,133

NIPPON MEAT PACKERS                                                                               2,000                   19,957

NIPPON MINING                                                                                     6,800                   24,866

NIPPON OIL                                                                                       17,800                   87,919

NIPPON SHOKUBAI                                                                                   2,000                   14,008

NIPPON STEEL                                                                                     73,100                  150,276

NIPPON TELEGRAPH AND TELEPHONE                                                                       70                  312,639

NISSAN MOTOR                                                                                     33,600                  376,543

NISSHINBO INDUSTRIES                                                                              2,000                    9,988

NITTO DENKO                                                                                       2,000                  104,971

NSK                                                                                               5,000                   20,603

NTN                                                                                               6,000                   31,273

NTT Data                                                                                             17  (b)              75,308

NTT DoCoMo                                                                                          234                  506,590

Net One Systems                                                                                       2                   14,991

Nikko Cordial                                                                                    18,000                   97,094

Nintendo                                                                                          1,300                  100,396

Nippon Building Fund                                                                                  2  (b)              12,316

Nippon Express                                                                                   11,000                   49,629

Nippon Light Metal                                                                                  400                    1,030

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

Nippon Sanso                                                                                      3,000                   12,416

Nippon Sheet Glass                                                                                6,000                   18,447

Nippon Unipac                                                                                        10                   47,119

Nippon Yusen Kabushiki Kaisha                                                                    11,800                   50,233

Nishimatsu Construction                                                                           3,000                   12,526

Nissan Chemical Industries                                                                        2,000                   17,428

Nisshin Seifun                                                                                    2,000                   16,392

Nissin Food Products                                                                              1,000                   22,968

Nomura                                                                                           24,000                  412,171

Nomura Research Institute                                                                           200                   20,103

OBAYASHI                                                                                          9,000                   41,015

OBIC                                                                                                100                   22,013

OJI PAPER                                                                                        11,000                   58,535

OKUMURA                                                                                           3,000                   12,253

OLYMPUS OPTICAL                                                                                   3,000                   65,766

OMRON                                                                                             3,000                   65,766

ONWARD KASHIYAMA                                                                                  2,000                   22,450

ORACLE CORPORATION JAPAN                                                                            400                   23,468

ORIENTAL LAND                                                                                       600                   32,965

ORIX                                                                                              1,040                   87,506

OSAKA GAS                                                                                        28,000                   77,428

Oki Electric Industry                                                                             7,000  (a)              31,009

PIONEER                                                                                           2,000                   49,848

Promise                                                                                           1,200                   53,923

Q.P.                                                                                              1,100                    8,905

RICOH                                                                                             9,000                  170,692

ROHM                                                                                              1,400                  188,730

Resona                                                                                           60,000  (a)              87,870

SANDEN                                                                                            2,000                   10,734

SANKYO                                                                                              500                   16,692

SANKYO COMPANY                                                                                    5,000                   80,047

SANYO ELECTRIC                                                                                   21,000                   96,275

SAPPORO BREWERIES                                                                                 5,000  (b)              13,644

SECOM                                                                                             3,000                  117,342

SEGA                                                                                              1,400  (a)              15,498

SEVEN-ELEVEN JAPAN                                                                                6,000                  189,930

SHIMACHU                                                                                            400  7,823


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

SHIMAMURA                                                                                           300                   20,849

SHIMANO                                                                                             800                   14,991

SHIMIZU                                                                                           7,000                   27,061

SHIZUOKA BANK                                                                                     8,400                   59,293

SHOWA SHELL SEKIYU                                                                                1,000                    8,032

SKYLARK                                                                                           1,000                   16,473

SMC                                                                                                 700                   84,241

SOFTBANK                                                                                          2,700                  138,764

SONY                                                                                             11,680                  406,917

SUMITOMO                                                                                         10,000                   69,405

SUMITOMO CHEMICAL                                                                                15,000                   55,942

SUMITOMO HEAVY INDUSTRIES                                                                         7,000  (a)              15,473

SURUGA BANK                                                                                       2,000                   12,535

SUZUKEN                                                                                             600                   18,556

Sanwa Shutter                                                                                       200                    1,141

Seiko Epson                                                                                         800                   28,817

Seino Transportation                                                                              2,000                   14,099

Sekisui Chemical                                                                                  5,000                   24,605

Sekisui House                                                                                     7,000                   68,704

77 Bank                                                                                           4,000                   20,958

Sharp                                                                                            12,000                  188,948

Shin-Etsu Chemical                                                                                4,900                  182,299

Shionogi & Co.                                                                                    4,000                   67,131

Shiseido                                                                                          5,000                   52,486

Showa Denko                                                                                      15,000                   29,063

Snow Brand Milk Products                                                                          1,750  (a)               5,380

Sompo Japan Insurance                                                                            10,000                   82,776

Stanley Electric                                                                                  2,000                   42,571

Sumitomo Bakelite                                                                                 2,000                   12,280

Sumitomo Electric Industries                                                                      7,800                   67,049

Sumitomo Metal Industries                                                                        44,000                   40,824

Sumitomo Metal Mining                                                                             6,000                   41,152

Sumitomo Mitsui Financial                                                                            50  (b)             251,512

Sumitomo Osaka Cement                                                                             4,000                    7,386

Sumitomo Realty & Development                                                                     4,000                   37,113

Sumitomo Trust and Banking                                                                       13,000                   72,607

TAIHEIYO CEMENT                                                                                  10,000                   24,742

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

TAISEI                                                                                           10,000                   34,748

TAISHO PHARMACEUTICAL                                                                             2,000                   34,511

TAKARA                                                                                            2,000  (b)              15,718

TAKEFUJI                                                                                            950                   56,256

TAKUMA                                                                                            1,000                    5,148

TDK                                                                                               1,500                   98,240

TEIJIN                                                                                           11,000                   32,619

TEIKOKU OIL                                                                                       3,000                   13,808

TERUMO                                                                                            2,300                   43,726

THK                                                                                               1,300                   26,370

TIS                                                                                                 500                   17,601

TOBU RAILWAY                                                                                     10,000                   35,021

TODA                                                                                              3,000                    8,378

TOHO                                                                                              1,900                   23,401

TOKYO BROADCASTING SYSTEM                                                                           500                    8,009

TOKYO GAS                                                                                        35,000                  120,025

TOKYO STYLE                                                                                       1,000                    9,942

TOKYU                                                                                            12,820                   63,555

TOPPAN PRINTING                                                                                   8,000                   73,352

TORAY INDUSTRIES                                                                                 17,000                   70,669

TOSHIBA                                                                                          36,000  (a)             144,413

TOSOH                                                                                             6,000                   16,755

TOTO                                                                                              4,000                   33,292

TOYO SEIKAN KAISHA                                                                                2,000                   23,377

TOYO SUISAN KAISHA                                                                                1,000                   10,561

TOYOBO                                                                                            8,200                   16,559

TOYODA GOSEI                                                                                        800                   23,650

TOYOTA INDUSTRIES                                                                                 2,000                   36,931

Taiyo Yuden                                                                                       1,100                   15,909

Takashimaya                                                                                       4,000                   29,181

Takeda Chemical Industries                                                                       11,400                  403,384

Tohoku Electric Power                                                                             6,000                   97,257

Tokyo Electric Power                                                                             15,272                  325,764

Tokyo Electron                                                                                    2,000                  143,357

TonenGeneral Sekiyu                                                                               4,000                   32,674

Tostem Inax                                                                                       3,424                   61,014

Toyota Motor                                                                                     36,414                1,036,756


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

JAPAN (CONTINUED)

Trend Micro                                                                                       1,000  (a)              27,562

UFJ                                                                                                  45  (a)             192,386

UNI-CHARM                                                                                           600                   27,998

USS                                                                                                 300                   21,313

UNY                                                                                               2,000                   20,812

USHIO                                                                                             1,000                   17,056

Ube Industries                                                                                    7,600                   16,315

WACOAL                                                                                            1,000                    8,269

WORLD                                                                                               500                   13,553

West Japan Railway                                                                                   14                   52,085

YAKULT HONSHA                                                                                     1,000                   15,555

YAMADA DENKI                                                                                        900                   28,653

YAMAHA                                                                                            2,000                   40,297

YAMATO TRANSPORT                                                                                  5,400                   71,764

YAMAZAKI BAKING                                                                                   2,000                   14,809

YOKOGAWA ELECTRIC                                                                                 2,900                   33,897

Yamaha Motor                                                                                      1,000                   11,343

Yamanouchi Pharmaceutical                                                                         4,300                  107,955

                                                                                                                      20,370,324

LUXEMBOURG--.1%

Arcelor                                                                                           4,765                   67,967

NETHERLANDS--5.1%

ABN AMRO                                                                                         20,648                  433,260

ASML                                                                                              6,093  (a)             105,751

Aegon                                                                                            16,183                  212,208

Akzo Nobel                                                                                        3,745                  118,417

Corio                                                                                               515                   17,176

DSM                                                                                               1,095                   50,205

Euronext                                                                                          1,000  (a)              24,471

Hagemeyer                                                                                         1,242                    3,595

Heineken                                                                                          2,527                  90,186

IHC Caland                                                                                          387                   16,511

ING Groep                                                                                        22,580                  468,812

Koninklijke Ahold                                                                                 9,254  (a)              78,317

Koninklijke Numico                                                                                2,032  (a)              45,850

Koninklijke (Royal) KPN                                                                          23,619  (a)             179,569

Koninkiljke (Royal) Philips Electronics                                                          17,504                  471,879

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NETHERLANDS (CONTINUED)

Koninklijke Vendex KBB                                                                            1,357                   16,706

Oce                                                                                               1,000                   13,276

Reed Elsevier                                                                                     8,347                   92,958

Rodamco Europe                                                                                      480                   24,496

Royal Dutch Petroleum                                                                            28,220                1,252,195

STMicroelectronics                                                                                7,985                  212,571

TPG                                                                                               4,472                   96,436

Unilever                                                                                          7,602                  441,601

VNU                                                                                               3,113                   94,814

Vedior                                                                                            1,420                   20,469

Wereldhave                                                                                          200                   12,578

Wolters Kluwer                                                                                    3,899                   54,799

                                                                                                                       4,649,106

NEW ZEALAND--.2%

Auckland International Airport                                                                    2,592                   10,527

Carter Holt Harvey                                                                               15,900                   17,879

Contact Energy                                                                                    5,200                   16,135

Fisher & Paykel Appliances                                                                        1,192                   10,789

Fisher & Paykel Healthcare                                                                        1,000                    7,435

Fletcher Building                                                                                 8,122                   21,909

Sky City Entertainment                                                                            2,900                   15,948

Telecom Corporation of New Zealand                                                               26,485                   78,765

Warehouse                                                                                         2,700                    9,456

                                                                                                                         188,843

NORWAY--.5%

Aker Kvaerner                                                                                       417  (a,b)             6,810

DnB                                                                                               5,600                   32,703

Frontline                                                                                           600                   11,708

Gjensidige NOR                                                                                      775                   31,780

Norsk Hydro                                                                                       1,874                  105,465

Norske Skogindustrier                                                                             1,250                   23,773

Orkla                                                                                             2,969                   62,239

Schibsted                                                                                           500                    8,802

Smedvig, Cl. A                                                                                      400  (b)               2,772

Statoil                                                                                           5,825                   54,774

Storebrand                                                                                        3,200  (a)              17,828

Tandberg                                                                                          1,400  (a)               9,859


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

NORWAY (CONTINUED)

Telenor                                                                                           9,481                   51,614

Tomra Systems                                                                                     2,550                   14,675

                                                                                                                         434,802

PORTUGAL--.4%

Banco BPI                                                                                         5,214                   16,062

Banco Comercial Portugues                                                                        26,804  (b)              51,725

Banco Espirito Santo                                                                              1,744  (b)              25,018

Brisa-Auto Estradas de Portugal                                                                   4,100                   25,642

CIMPOR-Cimentos de Portugal                                                                       3,445  (b)              15,218

EDP                                                                                              23,940                   54,269

Jeronimo Martins                                                                                    400  (a,b)             3,767

PT Multimedia                                                                                       600  (a,b)            10,281

Portugal Telecom                                                                                 13,134                  110,390

Sonae                                                                                            19,560  (a)              13,416

                                                                                                                         325,788

SINGAPORE--.8%

Capitaland                                                                                       14,000                   13,108

Chartered Semiconductor Manufacturing                                                            11,000  (a,b)            10,804

City Developments                                                                                 7,000                   24,326

ComfortDelGro                                                                                    17,700                    7,879

Creative Technology                                                                               1,000                   10,397

Cycle & Carriage                                                                                  1,422                    4,901

DBS                                                                                              14,059                  115,479

Fraser & Neave                                                                                    2,430                   17,168

Haw Par                                                                                             658                    1,655

Keppel                                                                                            8,500                   29,050

Neptune Orient Lines                                                                             11,000  (a)              14,027

Oversea-Chinese Banking                                                                          13,143                   91,347

Overseas Union Enterprise                                                                         1,000                    4,021

SembCorp Industries                                                                              16,037                   12,159

SembCorp Logistics                                                                                8,000                    7,720

Singapore Airlines                                                                                7,000                   48,652

Singapore Exchange                                                                                9,000                    8,582

Singapore Post                                                                                   18,000                    6,927

Singapore Press                                                                                   4,900                   55,447

Singapore Technologies Engineering                                                               17,000                   18,846

Singapore Telecommunications                                                                     84,900                   83,878

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SINGAPORE (CONTINUED)

United Overseas Bank                                                                             16,112                  125,864

United Overseas Land                                                                             10,000                   11,029

Venture                                                                                           3,000                   32,568

                                                                                                                         755,834

SPAIN--3.4%

ACS                                                                                                 550                   23,158

Abertis Infraestructuras                                                                          2,727                   36,774

Acciona                                                                                             400                   20,995

Acerinox                                                                                            670                   29,169

Altadis                                                                                           4,591                  111,423

Amadeus Global Travel Distribution                                                                3,600                   22,599

Antena 3 Television                                                                                 228  (a,b)             7,448

Banco Bilbao Vizcaya Argentaria                                                                  40,379                  463,304

Banco Popular Espanol                                                                             2,080                  108,157

Banco Santander Cental Hispano                                                                   57,076  (b)             547,394

Corporacion Mapfre                                                                                1,100                   13,708

Endesa                                                                                           11,969                  189,926

Fomento de Construcciones y Contratas                                                               731                   23,845

Gas Natural SDG                                                                                   2,460  (b)              47,272

Grupo Dragados                                                                                    1,370                   27,982

Grupo Ferrovial                                                                                     900                   25,696

Iberdrola                                                                                        10,400                  173,491

Iberia Lineas Aereas de Espana                                                                    5,400                   13,183

Indra Sistemas                                                                                    1,300                   14,629

Industria de Diseno Textil                                                                        3,108                   64,204

NH Hoteles                                                                                          665  (a)               7,646

Promotora de Informaciones                                                                        1,300                   14,417

Repsol YPF                                                                                       12,400                  216,225

Sacyr Vallehermoso                                                                                1,470                   19,584

Sociedad General de Aguas de Barcelona                                                              831                   10,945

Telefonica                                                                                       63,216  (a)             786,328

Telefonica Publicidad e Informacion                                                               1,800                    9,060

Union Fenosa                                                                                      2,519                   40,704

Zeltia                                                                                            1,600  (b)              11,365

                                                                                                                       3,080,631


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SWEDEN--2.2%

AB SKF, Cl. A                                                                                       318                   11,251

AB SKF, Cl. B                                                                                     1,200                   42,457

Alfa Laval                                                                                          900                   11,883

Assa Abloy, Cl. B                                                                                 4,200                   41,457

Atlas Copco, Cl. A                                                                                1,500  (b)              52,687

Atlas Copco, Cl. B                                                                                1,000                   32,689

Axfood                                                                                              300                    5,999

Billerud                                                                                            600                    8,615

Castellum                                                                                           600                   11,960

Drott, Cl. B                                                                                        700                   11,351

Electrolux, Cl. B                                                                                 4,100                   84,093

Eniro                                                                                             1,900                   15,223

Gambro, Cl. A                                                                                     2,332                   17,339

Gambro, Cl. B                                                                                     1,300                    9,749

Getinge, Cl. B                                                                                      400                   14,639

Hennes & Mauritz, Cl. B                                                                           6,300                  133,659

Hoganas, Cl. B                                                                                      500                    9,807

Holmen, Cl. B                                                                                       600                   20,113

Modern Times, Cl. B                                                                                 600  (a)              11,268

Nordea                                                                                           32,800                  203,506

OMHEX                                                                                               550                    5,640

SAS                                                                                               1,500  (a)              13,172

SSAB Svenskt Stal, Ser. A                                                                           900                   13,152

Sandvik                                                                                           3,127                   92,998

Sapa                                                                                                200                    4,358

Securitas, Cl. B                                                                                  4,120                   50,702

Skandia Forsakrings                                                                              11,890                   43,592

Skandinaviska Enskilda Banken, Cl. A                                                              6,720                   80,976

Skanska, Cl. B                                                                                    5,600                   38,765

Svenska Cellulosa, Cl. B                                                                          2,670                  100,799

Svenska Handelsbanken, Cl. A                                                                      7,700                  135,722

Svenska Handelsbanken, Cl. B                                                                        600                   10,191

Swedish Match                                                                                     5,264                   42,850

Telefonaktiebolaget LM Ericsson, Cl. B                                                          195,534  (a)             335,881

Tele2, Cl. B                                                                                      1,175  (a)              59,120

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)

Sweden (continued)

TeliaSonera                                                                                      22,154                   96,842

Trelleborg, Cl. B                                                                                 1,200                   17,537

Volvo, Cl. A                                                                                      1,522                   40,875

Volvo, Cl. B                                                                                      3,015                   84,256

WM-data, Cl. B                                                                                    5,000  (a)               9,743

                                                                                                                       2,026,916

SWITZERLAND--7.0%

ABB                                                                                              13,158  (a)              77,351

Adecco                                                                                            1,754                  103,439

Ciba Specialty Chemicals                                                                          1,000                   66,162

Clariant                                                                                          2,200  (a)              30,973

Compagnie Financiere Richemont                                                                    7,130                  160,450

Credit Suisse                                                                                    15,826                  557,617

Geberit                                                                                              48                   19,770

Givaudan                                                                                             97                   43,729

Holcim                                                                                            1,895                   79,754

Kudelski                                                                                            435  (a)              12,672

Kuoni Reisen                                                                                         30                    9,357

Logitech International                                                                              516  (a)              20,673

Lonza                                                                                               480                   23,544

Nestle                                                                                            5,467                1,203,653

Nobel Biocare                                                                                       300                   26,805

Novartis                                                                                         31,970                1,218,612

Roche Holding (Bearer)                                                                              450                   56,109

Roche Holding-Genusschein                                                                         9,444                  781,489

SGS Societe Generale de Surveillance                                                                 65                   36,702

Schindler                                                                                            73  (a)              16,400

Serono                                                                                               96                   66,284

Sulzer                                                                                               22                    5,231

Swatch (Bearer)                                                                                     420                   44,741

Swatch (Reg'd)                                                                                      920                   19,635

Swiss Re                                                                                          4,284                  269,645

Swisscom                                                                                            340                   98,918

Syngenta                                                                                          1,509                   80,854

Synthes-Stratec                                                                                      61                   56,005

UBS                                                                                              15,898                  976,250

Unaxis                                                                                              100                   13,068


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

SWITZERLAND (CONTINUED)

Valora                                                                                               49                   11,339

Zurich Financial Services                                                                         1,922  (a)             246,124

                                                                                                                       6,433,355

UNITED KINGDOM--25.3%

AMEC                                                                                              3,500                   15,116

ARM                                                                                              13,750  (a)              26,541

Aegis                                                                                            14,500                   24,544

Aggreko                                                                                           3,100                    8,312

Alliance Unichem                                                                                  2,700                   24,627

Amersham                                                                                          9,590                  119,368

Amvescap                                                                                          9,350                   74,017

Associated British Ports                                                                          4,300                   31,012

AstraZeneca                                                                                      22,953                1,078,139

Aviva                                                                                            30,014                  246,257

BAA                                                                                              14,860                  117,510

BAE SYSTEMS                                                                                      40,698                  126,384

BBA                                                                                               6,283                   27,694

BG                                                                                               46,946                  214,100

BHP Billiton                                                                                     32,826                  257,771

BOC                                                                                               6,573                   89,623

BP                                                                                              296,943                2,060,940

BPB                                                                                               7,500                   42,350

BT                                                                                              115,319                  363,006

Balfour Beatty                                                                                    6,400                   20,798

Barclays                                                                                         87,808                  740,559

Barratt Developments                                                                              3,100                   25,777

Berkeley                                                                                          1,755                   22,785

Boots                                                                                            10,794                  130,508

Brambles Industries                                                                              10,050                   30,442

British Airways                                                                                   7,201  (a)              25,417

British American Tobacco                                                                         21,333                  257,932

British Land                                                                                      6,100                   53,543

British Sky Broadcasting                                                                         16,706  (a)             181,435

Bunzl                                                                                             6,103                   47,640

Cable & Wireless                                                                                 34,333                   79,381

Cadbury Schweppes                                                                                27,355                  175,352

Canary Wharf                                                                                      7,700                   30,608

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

Capita                                                                                            9,000                   37,761

Carlton Communications                                                                            9,078                   33,275

Carnival                                                                                          2,305                   79,598

Cattles                                                                                           3,800                   20,570

Celltech                                                                                          3,820  (a)              29,754

Centrica                                                                                         56,593                  177,185

Close Brothers                                                                                    1,914                   23,489

Compass                                                                                          29,301                  168,932

Cobham                                                                                            1,475                   29,590

Daily Mail and General Trust                                                                      3,900                   38,087

Davis Service                                                                                     2,300                   14,792

De La Rue                                                                                         2,707                   12,885

Diageo                                                                                           41,250                  485,094

Dixons                                                                                           26,669                   61,435

EMAP                                                                                              3,515                   47,748

EMI                                                                                              10,600                   31,478

Enterprise Inns                                                                                   1,920                   27,548

Electrocomponents                                                                                 5,786                   34,169

Exel                                                                                              4,112                   52,927

FKI                                                                                               8,710                   17,071

FirstGroup                                                                                        5,500                   28,116

Friends Provident                                                                                21,760                   50,680

GKN                                                                                              10,550                   49,412

GUS                                                                                              13,160                  160,789

George Wimpey                                                                                     5,200                   28,855

GlaxoSmithKline                                                                                  80,398                1,721,764

Granada                                                                                          36,817                   73,254

Great Portland Estates                                                                            3,000                   11,989

HBOS                                                                                             50,193                  583,875

HSBC                                                                                            145,677                2,187,778

Hammerson                                                                                         3,700                   37,390

Hanson                                                                                            9,977                   69,076

Hays                                                                                             22,570                   46,726

Hilton                                                                                           22,099                   72,752

IMI                                                                                               4,685                   27,508

Imperial Chemical Industries                                                                     15,854                   52,125

Imperial Tobacco                                                                                 10,086                  167,218


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

InterContinental Hotels                                                                           9,960                   90,381

International Power                                                                              14,403  (a)              32,568

Invensys                                                                                         44,309                   22,557

Johnson Matthey                                                                                   2,662                   44,360

Kelda                                                                                             4,733                   35,681

Kesa Electricals                                                                                  7,350                   30,433

Kidde                                                                                             9,000                   15,387

Kingfisher                                                                                       30,402                  145,744

Land Securities                                                                                   6,245                   95,483

Legal & General                                                                                  89,071                  157,195

Liberty International                                                                             2,910                   31,431

Lloyds TSB                                                                                       74,254                  515,677

LogicaCMG                                                                                        10,017                   52,185

MFI Furniture                                                                                     6,200                   17,070

Man                                                                                               3,705                   91,102

Marks & Spencer                                                                                  31,505                  153,838

Misys                                                                                             8,027                   40,864

Mitchells & Butlers                                                                               9,960  (a)              39,296

National Grid Transco                                                                            40,922                  261,278

Next                                                                                              3,627                   72,627

Novar                                                                                             7,400                   16,639

Pearson                                                                                          10,931                  113,151

Peninsular and Oriental Steam Navigation                                                          9,073                   42,571

Persimmon                                                                                         3,000                   23,647

Pilkington                                                                                       16,852                   24,879

Provident Financial                                                                               3,264                   35,809

Prudential                                                                                       26,988                  209,408

RMC                                                                                               3,796                   39,616

Rank                                                                                              7,746                   36,805

Reckitt Benckiser                                                                                 7,867                  165,539

Reed Elsevier                                                                                    17,285                  134,340

Rentokil Initial                                                                                 25,500                   96,605

Reuters                                                                                          19,052                   83,008

Rexam                                                                                             6,100                   44,511

Rio Tinto                                                                                        14,177                  343,784

Rolls-Royce                                                                                      21,225                   68,344

Royal & Sun Alliance Insurance                                                                   38,302                   57,034

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

Royal Bank of Scotland                                                                           37,565                1,006,548

SABMiller                                                                                        10,627                   89,762

SSL International                                                                                 1,900                    9,511

Safeway                                                                                          14,440                   71,061

Sage                                                                                             18,008                   56,992

Sainsbury (J)                                                                                    19,850                   95,411

Schroders                                                                                         1,845                   23,466

Scottish & Newcastle                                                                             10,827                   63,524

Scottish & Southern Energy                                                                       11,609                  120,859

Scottish Power                                                                                   25,637                  152,266

Securicor                                                                                         7,565                   11,201

Serco                                                                                             5,682                   17,151

Severn Trent                                                                                      4,888                   58,726

Shell Transport & Trading                                                                       129,874                  811,034

Signet                                                                                           22,793                   40,032

Slough Estates                                                                                    6,000                   39,047

Smith & Nephew                                                                                   12,353                   98,157

Smiths                                                                                            7,270                   86,543

Stagecoach                                                                                       12,000                   15,833

Tate & Lyle                                                                                       5,102                   26,688

Taylor Woodrow                                                                                    6,900                   26,228

Tesco                                                                                            96,258                  385,903

3i                                                                                                8,313                   87,462

Tomkins                                                                                          10,560                   50,355

Unilever                                                                                         36,786                  313,681

United Business Media                                                                             3,894                   30,661

United Utilities                                                                                  7,401                   59,186

United Utilities A Shares                                                                         4,111  (a)              19,429

Vodafone                                                                                        915,909                1,923,386

WPP                                                                                              15,830                  150,834

Whitbread                                                                                         3,754                   47,841

William Hill                                                                                      5,600                   32,215

Wolseley                                                                                          7,834                   96,015

Yell                                                                                              5,000  (a)              24,351

                                                                                                                      23,184,389

TOTAL COMMON STOCKS

   (cost $84,242,322)                                                                                                 89,052,380


PREFERRED STOCKS--.5%                                                                            Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

AUSTRALIA--.2%

News Corporation                                                                                 28,516                  209,822

GERMANY--.3%

Fresenius Medical Care                                                                              300                   12,311

Henkel KGaA                                                                                         800                   58,599

Porsche                                                                                             100                   49,058

ProSiebenSat.1 Media                                                                              1,500                   23,052

RWE                                                                                                 546                   13,393

Volkswagen                                                                                        1,490                   50,751

Wella                                                                                               200                   15,929

                                                                                                                         223,093

TOTAL PREFERRED STOCKS

   (cost $396,412)                                                                                                       432,915
------------------------------------------------------------------------------------------------------------------------------------

OTHER INVESTMENTS--2.2%
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANIES:

Dreyfus Institutional Cash Advantage Fund                                                       666,666  (c)             666,666

Dreyfus Institutional Cash Advantage Plus Fund                                                  666,667  (c)             666,667

Dreyfus Institutional Preferred Plus Money Market Fund                                          666,667  (c)             666,667

TOTAL OTHER INVESTMENTS

   (cost $2,000,000)                                                                                                   2,000,000
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--.4%                                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. TREASURY BILL;

..85%, 12/11/2003

   (cost $399,587)                                                                              400,000  (d)             399,632

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

INVESTMENT OF CASH COLLATERAL
   FOR SECURITIES LOANED--1.0%                                                                   Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund

   (cost $896,439)                                                                              896,439                  896,439
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $87,934,760)                                                              101.2               92,781,366

LIABILITIES, LESS CASH AND RECEIVABLES                                                             (1.2)              (1,050,650)

NET ASSETS                                                                                        100.0               91,730,716

(A)  NON-INCOME PRODUCING.

(B)  A PORTION OF THESE  SECURITIES  ARE ON LOAN. AT OCTOBER 31, 2003, THE TOTAL
     MARKET  VALUE OF THE  PORTFOLIO'S  SECURITIES  ON LOAN IS $880,199  AND THE
     TOTAL MARKET  VALUE OF THE  COLLATERAL  HELD BY THE  PORTFOLIO IS $909,653,
     CONSISTING OF CASH  COLLATERAL OF $896,439 AND U.S.  GOVERNMENT  AND AGENCY
     SECURITIES VALUED AT $13,214.

(C)  INVESTMENTS IN AFFILIATED MONEY MARKET MUTUAL FUNDS--SEE NOTE 3(D).

(D)  WHOLLY HELD BY THE BROKER IN A SEGREGATED  ACCOUNT AS  COLLATERAL  FOR OPEN
     FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF FINANCIAL FUTURES

October 31, 2003

                                                                Market Value                                           Unrealized
                                                                  Covered by                                         Appreciation
                                            Contracts           Contracts ($)              Expiration            at 10/31/2003 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

DJ Euro STOXX 50                                    5                150,253            December 2003                       3,601

Morgan Stanley Capital
     International Pan-Euro                        78              1,392,768            December 2003                       1,404

S&P ASX 200                                         3                173,432            December 2003                       3,103

TOPIX                                               5                475,963            December 2003                       5,340

                                                                                                                           13,448

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

                                                                      Cost       Value
---------------------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments
(including securities loaned valued at $880,199)--Note 1(c)     87,934,760  92,781,366

Cash                                                                           229,434

Cash denominated in foreign currencies                              30,925      31,048

Receivable for shares of Common Stock subscribed                               170,714

Dividends and interest receivable                                              162,542

Receivable for investment securities sold                                       80,334

Net unrealized appreciation on forward currency
   exchange contracts--Note 4                                                   59,596

                                                                            93,515,034
---------------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                                   47,090

Liability for securities loaned--Note 1(c)                                     896,439

Payable for investment securities purchased                                    655,995

Payable for shares of Common Stock redeemed                                    180,809

Payable for futures variation margin--Note 4                                     3,985

                                                                             1,784,318
---------------------------------------------------------------------------------------------

NET ASSETS ($)                                                              91,730,716
---------------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                            103,826,884

Accumulated undistributed investment income--net                             2,191,324

Accumulated net realized gain (loss) on investments                        (19,218,130)

Accumulated net unrealized appreciation (depreciation)
  on investments and foreign currency transactions
  (including $13,448 net unrealized appreciation
  on financial futures)                                                      4,930,638
---------------------------------------------------------------------------------------------

NET ASSETS ($)                                                              91,730,716
---------------------------------------------------------------------------------------------

SHARES OUTSTANDING

(200 million shares of $.001 par value Common Stock authorized)              8,407,548

NET ASSET VALUE, offering and redemption price per share--Note 3(c) ($)          10.91

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended October 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $229,876 foreign taxes withheld at source)    2,073,180

Income from securities lending                                          65,072

Interest                                                                11,810

TOTAL INCOME                                                         2,150,062

EXPENSES:

Management fee--Note 3(a)                                              291,673

Shareholder servicing costs--Note 3(b)                                 208,338

Interest expense--Note 2                                                   944

Loan commitment fees--Note 2                                               915

TOTAL EXPENSES                                                         501,870

INVESTMENT INCOME--NET                                               1,648,192
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                        (4,834,333)

Net realized gain (loss) on forward currency exchange contracts        880,487

Net realized gain (loss) on financial futures                          124,557

NET REALIZED GAIN (LOSS)                                            (3,829,289)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions [including ($262,476)
  net unrealized (depreciation) on financial futures]               21,513,616

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              17,684,327

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                19,332,519

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                             -----------------------------------
                                                     2003                  2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          1,648,192             1,161,572

Net realized gain (loss) on investments        (3,829,289)           (7,433,789)

Net unrealized appreciation (depreciation)
   on investments                              21,513,616            (5,466,179)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   19,332,519           (11,738,396)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                         (1,799,886)             (842,448)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 115,901,585           159,214,473

Dividends reinvested                            1,503,823               654,324

Cost of shares redeemed                      (125,331,776)         (137,547,364)

Redemption fee                                     33,357                 6,537

INCREASE (DECREASE) IN NET ASSETS FROM
   CAPITAL STOCK TRANSACTIONS                  (7,893,011)           22,327,970

TOTAL INCREASE (DECREASE) IN NET ASSETS         9,639,622             9,747,126
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                            82,091,094            72,343,968

END OF PERIOD                                  91,730,716            82,091,094

Undistributed investment income--net            2,191,324             1,454,803
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    12,967,368            15,845,097

Shares issued for dividends reinvested            173,853                61,729

Shares redeemed                               (13,968,800)          (13,495,421)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (827,579)            2,411,405

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                       Year Ended October 31,
                                                              ----------------------------------------------------------------------
                                                                 2003           2002            2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             8.89          10.60           14.18          14.95         12.25

Investment Operations:

Investment income--net(a)                                         .18            .15             .15            .19           .17

Net realized and unrealized
   gain (loss) on investments                                    2.04          (1.73)          (3.74)          (.78)         2.62

Total from Investment Operations                                 2.22          (1.58)          (3.59)          (.59)         2.79

Distributions:

Dividends from investment income--net                            (.20)          (.13)             --           (.18)         (.09)

Redemption fee reimbursement                                      .00(b)         .00(b)          .01            .00(b)         --

Net asset value, end of period                                  10.91           8.89           10.60          14.18         14.95
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                25.49         (15.12)         (25.25)         (4.09)        22.87
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .60            .60             .60            .60           .60

Ratio of net investment income
   to average net assets                                         1.98           1.44            1.26           1.21          1.27

Portfolio Turnover Rate                                         11.37          24.12           30.02          15.32          9.01
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                          91,731         82,091          72,344         51,619        37,504

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus   International  Stock  Index  Fund  (the  "fund")  is  a  separate non-diversified series of Dreyfus Index Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering three series including the fund. The fund's investment objective is to provide investment results that correspond to the net dividend and total return performance of equity securities of international issuers in the aggregate, as represented by the Morgan Stanley Capital International Europe, Australia, Far East (Free) Index. The Dreyfus Corporation (the " Manager") serves as the fund' s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor", a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price.
Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the Statement of Investment. The fund will be

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with incomes tax regulations, which may differ from accounting principles generally accepted in the United States of America.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,365,445, accumulated capital losses $13,283,414 and unrealized depreciation $1,178,199.

The accumulated capital loss carryover is available is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2003. If not applied, $58,106 of the carryover expires in fiscal 2005, $167,514 expires in fiscal 2006, $2,874,348 expires in fiscal 2009, $5,891,135 expires in fiscal 2010 and $4,292,311 expires in fiscal 2011.


The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2003 and October 31, 2002, were as follows: ordinary income $1,799,886 and $842,448, respectively.

During the period ended October 31, 2003, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $888,215, decreased accumulated net realized gain (loss) on investments by $854,858 and decreased paid-in capital by $33,357. Net assets were not affected by this reclassification

NOTE 2--BANK LINE OF CREDIT:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended October 31, 2003 was approximately $57,000, with a related weighted average annualized interest rate of 1.66%.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to an Investment Management Agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .35 of 1% of the value of the fund's average daily net assets, and is payable monthly. Under the terms of the Agreement, the Manager has agreed to pay all the expenses of the fund, except management fees, brokerage commissions, taxes, commitment fees, interest, Shareholder Services Plan fees, fees and expenses of non-interested Board Members (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Board

                                                                The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Members (including counsel fees). Each Board member also serves as a Board Member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member receives an annual fee of $25,000, an attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings. The chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). Subject to the Company's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the Company's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status. Amounts required to be paid by the Company directly to the non-interested Board members, that were applied to offset a portion of the management fee payable to the Manager were in fact paid directly by the Manager to the non-interested Board members. All Board fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets. This amount for the period ended October 31, 2003 was $2,365.

(B) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services, a fee at the annual rate of .25 of 1% of the value of the fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2003, the fund was charged $208,338 pursuant to the Shareholder Services Plan.

(C) A 1% redemption fee is charged and retained by the fund on shares redeemed within six months following the date of issuance, including redemptions made through the use of the fund's exchange privilege.


(D) Pursuant to an exemptive order from the Securities and Exchange Commission, the fund invests it available cash balances in affiliated money market mutual funds as shown in the fund's Statement of Investments. Management fees are not charged to these accounts. During the period ended October 31, 2003, the fund derived $37,605 in income from these investments, which is included as dividend income in the fund's Statement of Operations.

NOTE 4--SECURITIES TRANSACTIONS:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, forward currency exchange contracts and financial futures, during the period ended October 31, 2003, amounted to $8,895,980 and $10,500,621, respectively.

The fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to settle foreign currency transactions. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The following summarizes open forward currency exchange contracts at October 31, 2003:

                                                 Foreign                                                                Unrealized
Forward Currency                                Currency                                                              Appreciation
Exchange Contracts                               Amounts              Cost ($)                 Value ($)           (Depreciation)($)
------------------------------------------------------------------------------------------------------------------------------------

PURCHASES:

Australian Dollar,
    expiring 11/3/2003                           24,088               16,987                    17,092                          105

Australian Dollar,
    expiring 11/5/2003                           49,983               35,358                    35,465                          107

Australian Dollar,
    expiring 12/18/2003                         207,866              136,441                   146,785                       10,344

British Pound,
    expiring 11/3/2003                           72,669              123,596                   123,317                         (279)

Danish Krone,
    expiring 11/3/2003                           52,769                8,302                     8,252                          (50)

Euro,
    expiring 11/3/2003                           84,161               98,410                    97,837                         (573)

Euro,
    expiring 11/4/2003                           13,927               16,288                    16,190                          (98)

Euro,
    expiring 11/5/2003                            7,198                8,360                     8,368                            8

Euro,
    expiring 12/18/2003                       1,247,872            1,406,145                 1,448,779                       42,634

Hong Kong Dollar,
    expiring 11/3/2003                          146,547               18,878                    18,871                           (7)

Japanese Yen,
    expiring 11/4/2003                        8,258,127               76,408                    75,118                       (1,290)

Japanese Yen,
    expiring 11/5/2003                       18,103,046              167,326                   164,670                       (2,656)

Japanese Yen,
    expiring 12/18/2003                      46,937,172              415,769                   427,615                       11,846

New Zealand Dollar,
    expiring 11/4/2003                           12,162                7,471                     7,473                            2

Singapore Dollar,
    expiring 11/3/2003                           15,782                9,086                     9,065                          (21)

Singapore Dollar,
    expiring 11/4/2003                           11,904                6,878                     6,838                          (40)

Swedish Krona,
    expiring 11/3/2003                           46,396                6,024                     5,948                          (76)

Swiss Franc,
    expiring 11/3/2003                           71,934               54,229                    53,869                         (360)

    TOTAL                                                                                                                     59,596


The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open as of October 31, 2003, are set forth in the Statement of Financial Futures.

At October 31, 2003, the cost of investments for federal income tax purposes was $93,983,883; accordingly, accumulated net unrealized depreciation on investments was $1,202,517, consisting of $12,739,883 gross unrealized appreciation and $13,942,400 gross unrealized depreciation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Dreyfus International Stock Index Fund

     In our opinion, the accompanying statement of assets and liabilities, including the statements of investments and financial futures, and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects, the financial position of Dreyfus International Stock Index Fund (the "Fund") (one of the series constituting Dreyfus Index Funds, Inc.), as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these f inancial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. .

                                                     PricewaterhouseCoopers LLP

New York, New York

December 12, 2003


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund's foreign taxes paid and the income sourced from foreign countries. Accordingly, the fund hereby makes the following designations regarding its fiscal year ended October 31, 2003:

  --the total amount of taxes paid to foreign countries was $142,417

  --the total amount of income sourced from foreign countries was $1,926,058

As required by Federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2003 calendar year with Form 1099-DIV which will be mailed by January 31, 2004.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

David P. Feldman (63)

Board Member (1989)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director & Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* BBH Mutual Funds Group (11 funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 53

                              --------------

Ehud Houminer (63)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Executive-in-Residence at the Columbia Business School, Columbia University

* Principal of Lear, Yavitz and Associates, a management consulting firm, from 1996 through 2001

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Avnet Inc., an electronics distributor, Director

* International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman

* Explore Charter School, Brooklyn, NY, Chairman

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25


Gloria Messinger (73)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.

* Consultant in Intellectual Property

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Yale Law School Fund, Director

* Theater for a New Audience, Inc., Director

* Brooklyn Philharmonic, Director

* New York Women's Agenda Music Performance Trust Fund, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

T. John Szarkowski (77)

Board Member (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Consultant in Photography

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Photography Department at The Museum of Modern Art, Director Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

Anne Wexler (73)

Board Member (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Wexler Group, consultants specializing in government relations and public affairs

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wilshire Mutual Funds (5 funds), Director

* Methanex Corporation, a methanol producing company, Director

* Member of the Council of Foreign Relations

* Member of the National Park Foundation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 29

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND' S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, ASSISTANT TREASURER SINCE AUGUST 2003.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 105 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.


ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 105 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc

                                                             The Fund

NOTES

                        For More Information

                        Dreyfus International
                        Stock Index Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Boston Safe Deposit
                        and Trust Company
                        One Boston Place
                        Boston, MA 02109

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

Distributor

Dreyfus Service Corporation
200 Park Avenue
New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL
Send your request to
info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC's website at http://www.sec.gov

(c) 2003 Dreyfus Service Corporation                                  079AR1003


Comparison of change in value of $10,000 investment in Dreyfus International Stock Index Fund and the Morgan Stanley Capital International Europe, Australasia,
Far East Free Index

EXHIBIT A:

                                 Morgan
                                 Stanley
                                Capital
                             International
               Dreyfus          Europe,
            International     Australasia,
                Stock           Far East
   PERIOD       Index             Free
                 Fund            Index *

  6/30/97       10,000           10,000
  10/31/97       9,016            9,154
  10/31/98       9,889           10,037
  10/31/99      12,151           12,330
  10/31/00      11,654           11,972
  10/31/01       8,712            8,988
  10/31/02       7,394            7,800
  10/31/03       9,279            9,908

* Source: Lipper Inc.



      Dreyfus S&P 500
      Index Fund

      ANNUAL REPORT October 31, 2003

      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY(SM)


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            22   Statement of Financial Futures

                            23   Statement of Assets and Liabilities

                            24   Statement of Operations

                            25   Statement of Changes in Net Assets

                            26   Financial Highlights

                            27   Notes to Financial Statements

                            33   Report of Independent Auditors

                            34   Important Tax Information

                            35   Proxy Results

                            36   Board Members Information

                            38   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                             S&P 500 Index Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus S&P 500 Index Fund covers the 12-month period from November 1, 2002, through October 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund' s portfolio manager, Tom Durante, who became the fund's sole portfolio manager on September 15, 2003.

Recent estimates of greater than expected U.S. Gross Domestic Product annualized growth during the third quarter of 2003 suggest that the economy has started to turn the corner. Tax cuts and low mortgage rates have put cash in consumers' pockets, and corporations have begun to increase spending and investment. As a result, stocks rallied over the reporting period, posting gains in virtually every market sector and capitalization range.

We have seen strong quarters before, only to be disappointed when growth proved unsustainable. Based on recent data, we are cautiously optimistic about the current economic environment. As always, we urge you to speak regularly with your financial advisor, who may be in the best position to suggest investments that are right for your current needs, future goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,


/S/STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 17, 2003




DISCUSSION OF FUND PERFORMANCE

Tom Durante, Portfolio Manager

How did Dreyfus S&P 500 Index Fund perform relative to its benchmark?

For the 12-month period ended October 31, 2003, the fund produced a total return of 20.22% .(1) The Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index" ), the fund' s benchmark, produced a 20.80% return for the same period.(2,3)

We are pleased to report that the fund and market's performance improved significantly, most notably during the second half of the reporting period, when rising stock prices were driven by the return of investor confidence in an improving economic environment. All 10 industry groups within the S&P 500 Index produced positive returns for the reporting period. The difference in returns between the fund and the S&P 500 Index was primarily the result of transaction costs and other operating expenses.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The fund seeks to match the total return of the S&P 500 Index. To pursue this goal, the fund generally invests in all 500 stocks in the S&P 500 Index in proportion to their weighting in the S&P 500 Index. Often considered a barometer for the stock market in general, the S&P 500 Index is made up of 500 widely held common stocks across 10 economic sectors. The S&P 500 Index is dominated by large-cap, blue-chip stocks that comprise nearly 75% of total U.S. market capitalization.

However, it is important to note that the S&P 500 Index is not composed of the 500 largest companies; rather, it is designed to reflect the industries of the U.S. economy. Each stock is weighted by its market capitalization; that is, larger companies have greater representation in the S&P 500 Index than smaller ones. The fund may also use stock index futures as a substitute for the sale or purchase of stocks.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

As an index fund, the fund uses a passive management approach; all investment decisions are made based on the composition of the S&P 500 Index. The fund does not attempt to manage market volatility.

WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?

During the first six months of the reporting period, the fund's performance was adversely influenced by a generally weak U.S. economy, uncertainty surrounding the impending war with Iraq and questionable accounting and corporate oversight practices at a number of large-cap companies. As a result, investor sentiment largely remained negative through the first quarter of 2003 and many investors became increasingly risk-averse, preferring the relative safety of bonds over the greater perceived risks of stocks.

By mid-March, however, the investment climate began to improve. A veil of uncertainty was lifted from the U.S. economy when the allied coalition entered Baghdad, and investors began to look forward to a resumption of stronger economic growth. Investor confidence was further supported by stimulative policies from the Federal Reserve Board and the Bush Administration. Short-term interest rates fell to 45-year lows, putting cash in homeowners' pockets amid a surge of refinancing activity. The reduction in federal income taxes enacted by Congress also supported stronger consumer spending. As a result, the stock market began a sustained rally that continued through the end of the reporting period.

Stocks producing the highest returns during the reporting period generally fell into two categories. The first included those stocks that had been severely punished during the bear market, such as many technology companies, large financial services companies and some banks. Within the technology area, semiconductor stocks posted the strongest returns during the reporting period, primarily because investors became more confident of a long-awaited return of corporate spending. Electronic equipment stocks also performed well, due to greater demand for wireless computer and cellular telephone products. Within the financial services group, large banks rebounded sharply, mostl because certain legal and regulatory issues were resolved. The second category of stocks that influenced a strong market performance included stocks benefiting from strong consumer spending: retailers, especially higher-end clothing stores; automobile manufacturers; and homebuilders.

On the other hand, most large pharmaceutical companies continued to suffer from ongoing regulatory concerns, the effects of patent expirations on major products, and increased competition from generic drug makers. While these stocks generally posted modestly negative returns, they were more than offset by gains in other areas of the health care group, enabling the sector to produce overall positive returns for the reporting period.

WHAT IS THE FUND'S CURRENT STRATEGY?

As an index fund, our strategy remains the same: to attempt to replicate the returns of the S& P 500 Index. Accordingly, as of October 31, 2003, the percentage of the fund's assets invested in each industry closely approximated its representation in the S&P 500 Index. While we have been pleased with the recent strong performance of large-cap stocks, we remain aware that the stock market has been subject to heightened volatility for some time now. In our view, one of the greatest benefits of broadly diversified index funds is that they can help investors control risks by limiting the impact on the overall portfolio of unexpected losses in any single industry group or holding.

November 17, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS DAILY AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE.

(3) "STANDARD & POOR'S," "S&P," "STANDARD & POOR'S 500" AND "S&P 500" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC., AND HAVE BEEN LICENSED FOR USE BY THE FUND. THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus S&P 500 Index Fund and the Standard & Poor's 500 Composite Stock Price Index
--------------------------------------------------------------------------------

Average Annual Total Returns as of 10/31/03

                                                              1 Year                     5 Years                  10 Years
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                          20.22%                      0.00%                     9.82%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS S&P 500 INDEX FUND ON 10/31/93 TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS A WIDELY ACCEPTED, UNMANAGED INDEX OF U.S. STOCK MARKET PERFORMANCE AND REFLECTS THE REINVESTMENT OF DIVIDENDS DAILY. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

October 31, 2003

COMMON STOCKS--97.0%                                                                             Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--1.5%

Adolph Coors, Cl. B                                                                              10,200                  571,710

Altria Group                                                                                    568,300               26,425,950

Anheuser-Busch Cos                                                                              231,500               11,403,690

Brown-Forman, Cl. B                                                                              17,000                1,434,460

R.J. Reynolds Tobacco Holdings                                                                   23,600                1,133,508

UST                                                                                              46,600                1,585,332

                                                                                                                      42,554,650

CONSUMER CYCLICAL--10.3%

Albertson's                                                                                     102,772                2,085,244

AutoNation                                                                                       77,000  (a)           1,439,900

AutoZone                                                                                         25,100  (a)           2,412,110

Bed Bath & Beyond                                                                                82,800  (a)           3,497,472

Best Buy                                                                                         90,250                5,262,477

Big Lots                                                                                         32,700  (a)             490,827

Brunswick                                                                                        25,400                  753,618

CVS                                                                                             110,500                3,887,390

Cendant                                                                                         283,870  (a)           5,799,464

Circuit City Stores--Circuit City Group                                                          58,500                  558,090

Cooper Tire & Rubber                                                                             20,600                  404,996

Costco Wholesale                                                                                128,000  (a)           4,527,360

Dana                                                                                             41,659                  678,209

Darden Restaurants                                                                               46,050                  964,747

Delphi                                                                                          156,969                1,397,024

Delta Air Lines                                                                                  34,500                  449,190

Dillard's, Cl. A                                                                                 23,400                  378,378

Dollar General                                                                                   93,408                2,098,878

Eastman Kodak                                                                                    80,200                1,959,286

Eaton                                                                                            21,000                2,105,040

Family Dollar Stores                                                                             48,200                2,102,002

Federated Department Stores                                                                      51,900                2,467,845

Ford Motor                                                                                      512,992                6,222,593

Gap                                                                                             250,125                4,772,385

General Motors                                                                                  157,000  (b)           6,699,190

Genuine Parts                                                                                    48,700                1,549,634

Harley-Davidson                                                                                  84,700                4,015,627

Harrah's Entertainment                                                                           30,800                1,339,800

Hasbro                                                                                           48,600                1,059,480

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICAL (CONTINUED)

Hilton Hotels                                                                                   105,700                1,674,288

Home Depot                                                                                      643,503               23,854,656

International Game Technology                                                                    96,600                3,163,650

J. C. Penney                                                                                     76,000                1,797,400

Johnson Controls                                                                                 25,100                2,699,003

Jones Apparel Group                                                                              35,400                1,221,300

Kohl's                                                                                           95,100  (a)           5,332,257

Kroger                                                                                          210,400  (a)           3,679,896

Leggett & Platt                                                                                  53,900                1,125,971

Limited Brands                                                                                  146,000                2,569,600

Liz Claiborne                                                                                    30,500                1,125,145

Lowe's Cos                                                                                      219,400               12,929,242

Marriott International, Cl. A                                                                    65,200                2,816,640

Mattel                                                                                          122,900                2,379,344

May Department Stores                                                                            80,750                2,257,770

Maytag                                                                                           22,000                  558,800

McDonald's                                                                                      356,300                8,911,063

NIKE, Cl. B                                                                                      73,800                4,715,820

Navistar International                                                                           19,100  (a)             772,213

Nordstrom                                                                                        38,000                1,158,620

Office Depot                                                                                     86,800  (a)           1,295,924

PACCAR                                                                                           32,600                2,574,096

RadioShack                                                                                       46,400                1,391,536

Reebok International                                                                             16,500                  642,675

Safeway                                                                                         123,600                2,607,960

Sears, Roebuck & Co                                                                              79,200  (a)           4,168,296

Southwest Airlines                                                                              219,218                4,252,829

Staples                                                                                         137,250  (a)           3,681,045

Starbucks                                                                                       109,500  (a)           3,460,200

Starwood Hotels & Resorts Worldwide                                                              56,300                1,898,999

TJX Cos                                                                                         142,900                2,999,471

Target                                                                                          255,000               10,133,700

Tiffany & Co                                                                                     40,700                1,931,215

Toys R Us                                                                                        59,700  (a)             776,100

V. F                                                                                             30,100                1,277,745

Visteon                                                                                          36,615                  236,533

Wal-Mart Stores                                                                               1,223,400               72,119,430


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICAL (CONTINUED)

Walgreen                                                                                        287,000                9,993,340

Wendy's International                                                                            31,800                1,178,190

Whirlpool                                                                                        19,300                1,360,071

Winn-Dixie Stores                                                                                39,400  (b)             318,746

Yum! Brands                                                                                      82,220  (a)           2,806,991

                                                                                                                     287,226,026

CONSUMER STAPLES--6.2%

Alberto-Culver, Cl. B                                                                            16,500                1,046,100

Archer-Daniels-Midland                                                                          180,560                2,591,036

Avon Products                                                                                    66,136                4,494,602

Campbell Soup                                                                                   114,900                2,978,208

Clorox                                                                                           60,700                2,749,710

Coca-Cola                                                                                       688,200               31,932,480

Coca-Cola Enterprises                                                                           126,700                2,554,272

Colgate-Palmolive                                                                               150,600                8,010,414

ConAgra Foods                                                                                   150,400                3,585,536

Fortune Brands                                                                                   40,700                2,651,605

General Mills                                                                                   104,300                4,677,855

Gillette                                                                                        285,700                9,113,830

H.J. Heinz                                                                                       98,500                3,480,005

Hershey Foods                                                                                    36,600                2,821,860

International Flavors
   & Fragrances                                                                                  26,400                  873,840

Kellogg                                                                                         114,300                3,786,759

Kimberly-Clark                                                                                  141,900                7,493,739

McCormick & Co                                                                                   39,100                1,158,924

Newell Rubbermaid                                                                                76,862                1,752,454

Pactiv                                                                                           44,100  (a)             972,405

Pepsi Bottling Group                                                                             75,000                1,671,750

PepsiCo                                                                                         483,200               23,106,624

Procter & Gamble                                                                                363,000               35,679,270

SUPERVALU                                                                                        37,500                  945,750

Sara Lee                                                                                        217,600                4,336,768

Sysco                                                                                           181,900                6,122,754

Tupperware                                                                                       16,400                  246,820

Wm. Wrigley Jr                                                                                   63,000                3,553,200

                                                                                                                     174,388,570

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

ENERGY--6.0%

Amerada Hess                                                                                     25,200                1,300,824

Anadarko Petroleum                                                                               69,832                3,046,072

Apache                                                                                           45,275                3,156,573

BJ Services                                                                                      44,300  (a)           1,453,483

Baker Hughes                                                                                     93,690                2,647,679

Burlington Resources                                                                             56,245                2,735,757

CMS Energy                                                                                       40,400                  328,048

CenterPoint Energy                                                                               85,566                  839,403

ChevronTexaco                                                                                   299,268               22,235,612

ConocoPhillips                                                                                  190,420               10,882,503

Devon Energy                                                                                     64,900                3,147,650

Dominion Resources                                                                               90,508                5,575,293

Duke Energy                                                                                     253,188                4,595,362

Dynegy, Cl. A                                                                                   104,900                  420,649

EOG Resources                                                                                    32,200                1,356,908

El Paso                                                                                         168,175                1,234,404

Exxon Mobil                                                                                   1,858,276               67,975,736

Halliburton                                                                                     122,600                2,927,688

Kerr-McGee                                                                                       28,265                1,172,998

KeySpan                                                                                          44,400                1,552,668

Kinder Morgan                                                                                    34,500                1,847,475

Marathon Oil                                                                                     86,800                2,566,676

Nabors Industries                                                                                41,000  (a)           1,549,800

Nicor                                                                                            12,300                  421,521

NiSource                                                                                         73,600                1,524,256

Noble                                                                                            37,400                1,283,942

Occidental Petroleum                                                                            107,200  (a)           3,779,872

Peoples Energy                                                                                   10,300                  416,635

Rowan Cos                                                                                        26,300  (a)             629,885

Schlumberger                                                                                    163,100                7,660,807

Sempra Energy                                                                                    62,666                1,742,115

Sunoco                                                                                           21,500                  940,840

Transocean                                                                                       89,600  (a)           1,719,424

Unocal                                                                                           72,300                2,290,464

Williams Cos                                                                                    145,100                1,480,020

                                                                                                                     168,439,042


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

HEALTH CARE--12.7%

Abbott Laboratories                                                                             437,500               18,646,250

Aetna                                                                                            43,079                2,473,165

Allergan                                                                                         36,600                2,767,692

AmerisourceBergen                                                                                31,300                1,776,901

Amgen                                                                                           361,412  (a)          22,320,805

Anthem                                                                                           38,800  (a)           2,655,084

Applera-Applied Biosystems Group                                                                 58,500                1,350,180

Bausch & Lomb                                                                                    14,900                  717,584

Baxter International                                                                            170,500                4,531,890

Becton, Dickinson & Co                                                                           71,100                2,599,416

Biogen                                                                                           41,900  (a)           1,695,693

Biomet                                                                                           71,775                2,573,852

Boston Scientific                                                                               115,300  (a)           7,808,116

Bristol-Myers Squibb                                                                            542,800               13,770,836

C.R. Bard                                                                                        14,500                1,160,725

Cardinal Health                                                                                 125,025                7,418,984

Chiron                                                                                           52,200  (a)           2,851,686

Eli Lilly & Co                                                                                  314,300               20,938,666

Express Scripts                                                                                  21,600  (a)           1,186,272

Forest Laboratories                                                                             102,200  (a)           5,111,022

Genzyme                                                                                          62,200  (a)           2,854,980

Guidant                                                                                          86,200                4,397,062

HCA                                                                                             139,850                5,349,263

Health Management Associates, Cl. A                                                              67,100                1,486,265

Humana                                                                                           45,300  (a)             919,137

Johnson & Johnson                                                                               831,018               41,825,136

King Pharmaceuticals                                                                             67,466  (a)             904,044

Manor Care                                                                                       24,900                  828,672

McKesson                                                                                         81,377                2,463,282

Medco Health Solutions                                                                           75,691  (a)           2,512,941

MedImmune                                                                                        70,000  (a)           1,866,200

Medtronic                                                                                       340,700               15,525,699

Merck & Co                                                                                      626,900               27,740,325

Millipore                                                                                        13,600  (a)             596,360

Pfizer                                                                                        2,180,109               68,891,444

Quest Diagnostics                                                                                29,400                1,988,910

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE (CONTINUED)

Schering-Plough                                                                                 411,400                6,282,078

St. Jude Medical                                                                                 48,100  (a)           2,797,496

Stryker                                                                                          55,800                4,525,938

Tenet Healthcare                                                                                129,850  (a)           1,791,930

Thermo Electron                                                                                  45,400  (a)             997,892

UnitedHealth Group                                                                              166,900                8,491,872

Waters                                                                                           34,400  (a)           1,081,192

Watson Pharmaceuticals                                                                           30,200  (a)           1,185,954

WellPoint Health Networks                                                                        41,100  (a)           3,653,790

Wyeth                                                                                           372,800               16,455,392

Zimmer Holdings                                                                                  63,520  (a)           4,053,211

                                                                                                                     355,821,284

INTEREST SENSITIVE--23.4%

ACE                                                                                              77,900                2,804,400

AFLAC                                                                                           143,900                5,249,472

Allstate                                                                                        197,000                7,781,500

Ambac Financial Group                                                                            29,850                2,111,589

American Express                                                                                360,400               16,913,572

American International Group                                                                    730,479               44,435,038

AmSouth Bancorporation                                                                           98,200                2,319,484

Aon                                                                                              87,575                1,917,893

Apartment Investment & Management, Cl. A                                                         26,300                1,075,670

BB&T                                                                                            151,200                5,846,904

Bank of America                                                                                 418,452               31,689,370

Bank of New York                                                                                215,700                6,727,683

Bank One                                                                                        316,504               13,435,595

Bear Stearns Cos                                                                                 27,872                2,125,240

CIGNA                                                                                            39,300                2,242,065

Capital One Financial                                                                            63,600                3,866,880

Charles Schwab                                                                                  379,200                5,141,952

Charter One Financial                                                                            63,168                2,018,849

Chubb                                                                                            52,500                3,507,525

Cincinnati Financial                                                                             44,900                1,837,308

Citigroup                                                                                     1,442,217               68,361,086

Comerica                                                                                         49,100                2,527,668

Concord EFS                                                                                     136,300  (a)           1,457,047

Countrywide Financial                                                                            38,100                4,005,072



COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST SENSITIVE (CONTINUED)

Equity Office Properties Trust                                                                  111,700                3,128,717

Equity Residential                                                                               76,600                2,240,550

Fannie Mae                                                                                      272,700               19,549,863

Federated Investors, Cl. B                                                                       30,400                  840,560

Fifth Third Bancorp                                                                             159,567                9,248,503

First Tennessee National                                                                         35,200                1,596,672

FleetBoston Financial                                                                           294,607               11,899,177

Franklin Resources                                                                               70,300                3,333,626

Freddie Mac                                                                                     194,800               10,934,124

General Electric                                                                              2,805,300               81,381,753

Golden West Financial                                                                            42,700                4,288,361

Goldman Sachs Group                                                                             132,700               12,460,530

H&R Block                                                                                        50,300                2,368,627

Hartford Financial Services Group                                                                79,100                4,342,590

Huntington Bancshares                                                                            64,074                1,387,842

J.P. Morgan Chase & Co                                                                          570,260               20,472,334

Janus Capital Group                                                                              67,000                  947,380

Jefferson-Pilot                                                                                  39,725                1,896,471

John Hancock Financial Services                                                                  81,000                2,863,350

KeyCorp                                                                                         117,800                3,327,850

Lehman Brothers Holdings                                                                         77,000                5,544,000

Lincoln National                                                                                 49,800                1,988,514

Loews                                                                                            51,900                2,231,700

MBIA                                                                                             40,600                2,420,166

MBNA                                                                                            357,737                8,853,991

MGIC Investment                                                                                  27,600                1,416,156

Marsh & McLennan Cos                                                                            149,100                6,374,025

Marshall & Ilsley                                                                                63,600                2,278,152

Mellon Financial                                                                                120,600                3,602,322

Merrill Lynch                                                                                   261,800               15,498,560

MetLife                                                                                         212,800                6,681,920

Morgan Stanley Dean Witter                                                                      304,560               16,711,207

National City                                                                                   172,000                5,617,520

North Fork Bancorporation                                                                        42,600                1,660,548

Northern Trust                                                                                   61,800                2,870,610

PNC Financial Services Group                                                                     78,400                4,199,888

Plum Creek Timber                                                                                51,200                1,349,120

                                                                                                      The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
INTEREST SENSITIVE (CONTINUED)

Principal Financial Group                                                                        90,600                2,840,310

Progressive                                                                                      60,800                4,487,040

ProLogis                                                                                         50,200                1,482,908

Providian Financial                                                                              81,200  (a)             902,132

Prudential Financial                                                                            152,800                5,904,192

Regions Financial                                                                                62,400                2,293,200

SLM                                                                                             126,200                4,941,992

Safeco                                                                                           38,800                1,423,960

Simon Property Group                                                                             53,900                2,429,812

SouthTrust                                                                                       94,500                3,009,825

St. Paul Cos                                                                                     63,794                2,432,465

State Street                                                                                     93,200                4,879,952

SunTrust Banks                                                                                   78,800                5,285,116

Synovus Financial                                                                                84,450                2,330,820

T. Rowe Price Group                                                                              34,600                1,423,790

Torchmark                                                                                        32,000                1,404,160

Travelers Property Casualty, Cl. B                                                              281,913                4,614,916

U.S. Bancorp                                                                                    539,353               14,681,189

Union Planters                                                                                   54,900                1,826,523

UnumProvident                                                                                    82,895                1,356,991

Wachovia                                                                                        372,990               17,109,051

Washington Mutual                                                                               258,490               11,308,938

Wells Fargo                                                                                     470,300               26,487,296

XL Capital, Cl. A                                                                                38,200                2,654,900

Zions Bancorporation                                                                             25,100                1,538,379

                                                                                                                     656,255,998

INTERNET--.6%

eBay                                                                                            179,800  (a)          10,058,012

Yahoo!                                                                                          181,700  (a)           7,940,290

                                                                                                                      17,998,302

PRODUCER GOODS & SERVICES--9.0%

Air Products & Chemicals                                                                         63,600                2,888,076

Alcoa                                                                                           236,948                7,480,448

Allegheny Technologies                                                                           22,677                  173,479

American Power Conversion                                                                        55,200                1,116,696

American Standard Cos                                                                            20,200  (a)           1,933,140

Ashland                                                                                          19,100                  711,284


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
PRODUCER GOODS & SERVICES (CONTINUED)

Avery Dennison                                                                                   30,900                1,624,722

Ball                                                                                             15,800                  887,960

Bemis                                                                                            14,900                  688,976

Black & Decker                                                                                   21,800                1,042,258

Boeing                                                                                          235,498                9,064,318

Boise Cascade                                                                                    16,400                  460,020

Burlington Northern Santa Fe                                                                    104,300                3,018,442

CSX                                                                                              59,900                1,906,018

Caterpillar                                                                                      96,600                7,078,848

Centex                                                                                           17,300                1,686,750

Cooper Industries, Cl. A                                                                         25,800                1,364,820

Crane                                                                                            16,625                  467,163

Cummins                                                                                          11,600  (b)             549,840

Deere & Co                                                                                       67,000                4,061,540

Dow Chemical                                                                                    257,163                9,692,473

E. I. du Pont de Nemours                                                                        279,012               11,272,085

Eastman Chemical                                                                                 21,700                  704,382

Ecolab                                                                                           72,700                1,954,903

Emerson Electric                                                                                117,900                6,690,825

Engelhard                                                                                        35,100                1,003,158

FedEx                                                                                            83,620                6,335,051

Fluor                                                                                            22,900                  849,132

Freeport-McMoRan Copper & Gold, Cl. B                                                            47,200                1,829,000

General Dynamics                                                                                 55,200                4,620,240

Georgia-Pacific                                                                                  71,067                1,867,641

Goodrich                                                                                         32,900                  908,698

Goodyear Tire & Rubber                                                                           49,100                  336,826

Great Lakes Chemical                                                                             14,200                  305,300

Hercules                                                                                         31,000  (a)             323,950

Honeywell International                                                                         240,825                7,371,653

ITT Industries                                                                                   25,900                1,760,941

Illinois Tool Works                                                                              86,200                6,340,010

Ingersoll-Rand, Cl. A                                                                            48,000                2,899,200

International Paper                                                                             134,253                5,282,856

KB HOME                                                                                          13,200                  904,068

Lockheed Martin                                                                                 126,200                5,850,632

Louisiana-Pacific                                                                                29,300  (a)             557,286

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
PRODUCER GOODS & SERVICES (CONTINUED)

Masco                                                                                           131,600                3,619,000

MeadWestvaco                                                                                     56,111                1,454,397

Molex                                                                                            53,500                1,679,365

Monsanto                                                                                         73,364                1,837,768

Newmont Mining                                                                                  114,225                5,000,771

Norfolk Southern                                                                                109,300                2,202,395

Northrop Grumman                                                                                 51,245                4,581,303

Nucor                                                                                            21,900                1,200,777

PPG Industries                                                                                   47,500                2,738,375

Pall                                                                                             34,800                  814,320

Parker-Hannifin                                                                                  33,050                1,684,559

Phelps Dodge                                                                                     24,895  (a)           1,537,017

Praxair                                                                                          45,600                3,172,848

Pulte Homes                                                                                      17,200                1,487,972

Raytheon                                                                                        115,900                3,069,032

Rockwell Automation                                                                              51,700                1,605,285

Rockwell Collins                                                                                 50,200                1,377,990

Rohm & Haas                                                                                      62,215                2,445,050

Sealed Air                                                                                       23,732  (a)           1,263,254

Sherwin-Williams                                                                                 40,900                1,371,786

Sigma-Aldrich                                                                                    19,800                1,038,510

Snap-On                                                                                          16,300                  478,242

Stanley Works                                                                                    23,813                  793,925

3M                                                                                              219,200               17,288,304

Temple-Inland                                                                                    15,200                  821,256

Textron                                                                                          37,900                1,883,251

Thomas & Betts                                                                                   16,400                  291,920

Tyco International                                                                              559,271               11,677,578

Union Pacific                                                                                    71,300                4,463,380

United Parcel Service, Cl. B                                                                    315,100               22,851,052

United States Steel                                                                              28,900                  683,485

United Technologies                                                                             131,300               11,119,797

Vulcan Materials                                                                                 28,500                1,262,835

W.W. Grainger                                                                                    25,600                1,171,968

Weyerhaeuser                                                                                     61,400                3,698,122

Worthington Industries                                                                           24,100                  351,378

                                                                                                                     251,883,375


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

SERVICES--6.4%

ALLTEL                                                                                           87,300                4,126,671

AT&T Wireless Services                                                                          759,817  (a)           5,508,673

Allied Waste Industries                                                                          58,600  (a)             661,008

American Greetings, Cl. A                                                                        18,500  (a)             394,605

Apollo Group, Cl. A                                                                              49,200  (a)           3,125,676

Automatic Data Processing                                                                       167,400                6,317,676

Carnival                                                                                        176,300                6,154,633

Cintas                                                                                           47,700                2,034,882

Clear Channel Communications                                                                    172,200                7,029,204

Comcast, Cl. A                                                                                  630,118  (a)          21,373,602

Computer Sciences                                                                                52,400  (a)           2,076,088

Convergys                                                                                        40,000  (a)             642,400

Deluxe                                                                                           14,900                  601,513

Dow Jones & Co                                                                                   22,800                1,184,916

Electronic Data Systems                                                                         134,300                2,880,735

Equifax                                                                                          39,300                  960,492

First Data                                                                                      207,300                7,400,610

Fiserv                                                                                           54,150  (a)           1,912,578

Gannett                                                                                          75,500                6,350,305

IMS Health                                                                                       66,900                1,574,157

Interpublic Group of Companies                                                                  109,600                1,630,848

Knight-Ridder                                                                                    22,500                1,649,700

McGraw-Hill Cos                                                                                  53,500                3,581,825

Meredith                                                                                         13,900                  674,428

Monster Worldwide                                                                                31,400  (a)             799,758

Moody's                                                                                          41,800                2,417,294

NEXTEL Communications, Cl. A                                                                    290,000  (a)           7,018,000

New York Times, Cl. A                                                                            41,800                1,986,754

Omnicom Group                                                                                    53,200                4,245,360

Paychex                                                                                         105,475                4,105,087

R. R. Donnelley & Sons                                                                           31,800                  826,800

Robert Half International                                                                        47,700  (a)           1,126,197

Ryder System                                                                                     17,800                  534,000

Sprint (PCS Group)                                                                              289,700  (a)           1,260,195

SunGard Data Systems                                                                             79,900  (a)           2,241,195

Time Warner                                                                                   1,263,550  (a)          19,319,680

Tribune                                                                                          87,800                4,306,590

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
SERVICES (CONTINUED)

Univision Communications, Cl. A                                                                  90,100  (a)           3,058,895

Viacom, Cl. B                                                                                   491,424               19,593,075

Walt Disney                                                                                     572,400               12,959,136

Waste Management                                                                                165,800                4,297,536

                                                                                                                     179,942,777

TECHNOLOGY--16.3%

ADC Telecommunications                                                                          225,200  (a)             574,260

Adobe Systems                                                                                    65,300                2,862,752

Advanced Micro Devices                                                                           97,100  (a)           1,475,920

Agilent Technologies                                                                            131,916  (a)           3,287,347

Altera                                                                                          107,100  (a)           2,166,633

Analog Devices                                                                                  102,300  (a)           4,534,959

Andrew                                                                                           42,950  (a)             561,786

Apple Computer                                                                                  101,500  (a)           2,323,335

Applied Materials                                                                               464,100  (a)          10,846,017

Applied Micro Circuits                                                                           85,200  (a)             495,864

Autodesk                                                                                         31,300                  602,525

Avaya                                                                                           116,580  (a)           1,508,545

BMC Software                                                                                     63,700  (a)           1,107,106

Broadcom, Cl. A                                                                                  83,000  (a)           2,651,850

CIENA                                                                                           132,000  (a)             846,120

Cisco Systems                                                                                 1,965,200  (a)          41,229,896

Citrix Systems                                                                                   46,100  (a)           1,165,408

Computer Associates International                                                               162,050                3,811,416

Compuware                                                                                       107,200  (a)             602,464

Comverse Technology                                                                              52,700  (a)             950,708

Corning                                                                                         372,700  (a)           4,092,246

Danaher                                                                                          42,900                3,554,265

Dell                                                                                            719,200  (a)          25,977,504

Dover                                                                                            56,700                2,212,434

EMC                                                                                             614,300  (a)           8,501,912

Electronic Arts                                                                                  41,200  (a)           4,080,448

Gateway                                                                                          90,800  (a)             457,632

Hewlett-Packard                                                                                 854,866               19,072,061

Intel                                                                                         1,822,800               60,243,540

International Business Machines                                                                 484,400               43,344,112



COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)

Intuit                                                                                           57,500  (a)           2,873,850

JDS Uniphase                                                                                    400,400  (a)           1,421,420

Jabil Circuit                                                                                    55,700  (a)           1,551,245

KLA-Tencor                                                                                       53,300  (a)           3,055,689

LSI Logic                                                                                       106,100  (a)             980,364

Lexmark International                                                                            35,900  (a)           2,642,599

Linear Technology                                                                                87,600                3,732,636

Lucent Technologies                                                                           1,164,970  (a)           3,727,904

Maxim Integrated Products                                                                        90,900                4,518,639

Mercury Interactive                                                                              24,200  (a)           1,123,848

Micron Technology                                                                               170,800  (a)           2,449,272

Microsoft                                                                                     3,027,900               79,179,585

Motorola                                                                                        651,595                8,816,080

NCR                                                                                              26,500  (a)             952,410

NVIDIA                                                                                           44,500  (a)             786,760

National Semiconductor                                                                           51,500  (a)           2,092,445

Network Appliance                                                                                95,700  (a)           2,361,876

Novell                                                                                          104,000  (a)             610,480

Novellus Systems                                                                                 42,400  (a)           1,750,696

Oracle                                                                                        1,465,500  (a)          17,527,380

PMC-Sierra                                                                                       47,700  (a)             866,709

Parametric Technology                                                                            74,600  (a)             232,006

PeopleSoft                                                                                      101,900  (a)           2,115,444

PerkinElmer                                                                                      35,500                  639,355

Pitney Bowes                                                                                     65,500                2,692,050

Power-One                                                                                        23,300  (a)             211,098

QLogic                                                                                           26,400  (a)           1,479,720

QUALCOMM                                                                                        222,200               10,554,500

Sabre Holdings                                                                                   40,221                  881,242

Sanmina-SCI                                                                                     142,800  (a)           1,506,540

Scientific-Atlanta                                                                               41,700                1,234,320

Siebel Systems                                                                                  138,300  (a)           1,741,197

Solectron                                                                                       232,300  (a)           1,286,942

Sun Microsystems                                                                                904,300  (a)           3,581,028

Symantec                                                                                         42,500  (a)           2,832,625

Symbol Technologies                                                                              64,600                  806,854

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)

Tektronix                                                                                        23,800                  610,946

Tellabs                                                                                         115,500  (a)             869,715

Teradyne                                                                                         52,800  (a)           1,202,784

Texas Instruments                                                                               484,800               14,020,416

Unisys                                                                                           92,200  (a)           1,416,192

VERITAS Software                                                                                119,182  (a)           4,308,429

Xerox                                                                                           221,400  (a)           2,324,700

Xilinx                                                                                           95,400  (a)           3,024,180

                                                                                                                     457,735,235

UTILITIES--4.6%

AES                                                                                             173,500  (a)           1,518,125

AT&T                                                                                            220,640                4,101,698

Allegheny Energy                                                                                 35,200                  372,416

Ameren                                                                                           45,300                2,022,645

American Electric Power                                                                         110,560                3,116,686

BellSouth                                                                                       517,300               13,610,163

Calpine                                                                                         107,300  (a)             494,653

CenturyTel                                                                                       40,300                1,440,725

Cinergy                                                                                          49,700                1,804,607

Citizens Communications                                                                          79,600  (a)             991,020

Consolidated Edison                                                                              63,000                2,549,610

Constellation Energy Group                                                                       46,700                1,698,479

DTE Energy                                                                                       47,100                1,737,048

Edison International                                                                             91,200  (a)           1,797,552

Entergy                                                                                          63,800                3,438,820

Exelon                                                                                           91,275                5,791,399

FPL Group                                                                                        51,400                3,276,236

FirstEnergy                                                                                      91,202                3,136,437

PG&E                                                                                            115,400  (a)           2,821,530

PPL                                                                                              49,500                1,976,040

Pinnacle West Capital                                                                            25,600                  935,936

Progress Energy                                                                                  68,169                2,938,084

Public Service Enterprise Group                                                                  63,400                2,591,158

Qwest Communications International                                                              474,700  (a)           1,675,691

SBC Communications                                                                              930,598               22,315,740

Southern                                                                                        204,000                6,079,200

Sprint (FON Group)                                                                              252,900                4,046,400


COMMON STOCKS (CONTINUED)                                                                        Shares                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
UTILITIES (CONTINUED)

TECO Energy                                                                                      52,500  (b)             689,325

TXU                                                                                              90,197                2,058,295

Verizon Communications                                                                          771,756               25,931,002

Xcel Energy                                                                                     111,610                1,830,404

                                                                                                                     128,787,124

TOTAL COMMON STOCKS
   (cost $2,217,688,316 )                                                                                          2,721,032,383
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--2.7%                                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT--2.5%

Greenwich Capital Markets, Tri-Party Repurchase
  Agreement, 1.0%, dated 10/31/2003, due
  11/3/2003 in the amount of $69,595,799
  (fully collateralized by $70,565,000 of various
  U.S. Government Agency Obligations,

   value $70,982,930)                                                                        69,590,000               69,590,000

U.S. TREASURY BILLS--.2%

..95%, 11/13/2003                                                                              5,100,000  (c)           5,098,725

TOTAL SHORT-TERM INVESTMENTS
   (cost $74,688,377)                                                                                                 74,688,725
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OF CASH COLLATERAL
FOR SECURITIES LOANED--.3%                                                                      Shares                    Value
------------------------------------------------------------------------------------------------------------------------------------

REGISTERED INVESTMENT COMPANY;

Dreyfus Institutional Preferred Money Market Fund
   (cost $7,537,218)                                                                          7,537,218                7,537,218
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $2,299,913,911)                                                           100.0%           2,803,258,326

CASH AND RECEIVABLES (NET)                                                                           .0%                  21,704

NET ASSETS                                                                                        100.0%           2,803,280,030

(A)  NON-INCOME PRODUCING.

(B)  ALL OR A PORTION OF THESE  SECURITIES ARE ON LOAN. AT OCTOBER 31, 2003, THE
     TOTAL MARKET VALUE OF THE FUND'S  SECURITIES ON LOAN IS $7,958,580  AND THE
     TOTAL  MARKET  VALUE  OF THE  COLLATERAL  HELD BY THE  FUND IS  $8,233,900,
     CONSISTING OF CASH COLLATERAL OF $7,537,218 AND U.S.  GOVERNMENT AND AGENCY
     SECURITIES VALUED AT $696,682.

(C)  WHOLLY HELD BY THE BROKER IN A SEGREGATED  ACCOUNT AS  COLLATERAL  FOR OPEN
     FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF FINANCIAL FUTURES

October 31, 2003

                                                                  Market Value                                      Unrealized
                                                                    Covered by                                    Appreciation
                                                Contracts         Contracts ($)         Expiration            at 10/31/2003 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

Standard & Poor's 500                                 309           81,073,875       December 2003                   2,203,913

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

                                                            Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement
   of Investments (including securities loaned
   valued at $7,958,580)--Note 1(b,c)              2,299,913,911  2,803,258,326

Cash                                                                  3,646,833

Receivable for shares of Common Stock subscribed                      6,538,706

Dividends and interest receivable                                     3,662,792

Receivable for futures variation margin--Note 4                          77,468

                                                                  2,817,184,125
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         1,170,579

Liability for securities loaned--Note 1(b)                            7,537,218

Payable for shares of Common Stock redeemed                           4,526,977

Payable for investment securities purchased                             669,321

                                                                     13,904,095
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    2,803,280,030
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   2,471,610,641

Accumulated undistributed investment income--net                     24,190,670

Accumulated net realized gain (loss) on investments                (198,069,609)

Accumulated net unrealized appreciation
  (depreciation) on investments (including $2,203,913
  net unrealized appreciation on financial futures)                 505,548,328
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    2,803,280,030
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(200 million shares of $.001 par value Common Stock authorized)      90,679,717

NET ASSET VALUE, offering and redemption price per share--Note 3(c) ($)   30.91

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Year Ended October 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends                                                      41,860,694

Interest                                                               833,032

Income on securities lending                                            40,066

TOTAL INCOME                                                        42,733,792

EXPENSES:

Management fee--Note 3(a)                                            5,980,037

Shareholder servicing costs--Note 3(b)                               5,980,037

Loan commitment fees--Note 2                                            31,570

Miscellaneous                                                          397,350

TOTAL EXPENSES                                                      12,388,994

INVESTMENT INCOME--NET                                              30,344,798
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (26,884,951)

Net realized gain (loss) on financial futures                       13,188,323

NET REALIZED GAIN (LOSS)                                           (13,696,628)

Net unrealized appreciation (depreciation) on
  investments (including $1,513,025 net unrealized
  appreciation on financial futures)                               442,005,324

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS             428,308,696

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               458,653,494

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                           -------------------------------------
                                                     2003                  2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         30,344,798            26,577,770

Net realized gain (loss) on investments       (13,696,628)          (99,837,347)

Net unrealized appreciation
   (depreciation) on investments              442,005,324          (344,839,365)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  458,653,494          (418,098,942)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (26,194,132)          (25,302,387)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 763,177,089         1,065,975,110

Dividends reinvested                           25,656,957            24,723,315

Cost of shares redeemed                      (603,393,097)         (976,225,624)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS            185,440,949           114,472,801

TOTAL INCREASE (DECREASE) IN NET ASSETS       617,900,311          (328,928,528)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         2,185,379,719         2,514,308,247

END OF PERIOD                               2,803,280,030         2,185,379,719

Undistributed investment income--net           24,190,670            20,138,326
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                    27,846,119            34,312,201

Shares issued for dividends reinvested            958,422               741,996

Shares redeemed                               (22,142,457)          (31,933,596)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   6,662,084             3,120,601

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                    Year Ended October 31,
                                                        ----------------------------------------------------------------------------
                                                          2003             2002             2001             2000             1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                                   26.01            31.08            41.95            40.55            32.76

Investment Operations:

Investment income--net(a)                                  .35              .32              .32              .31              .35

Net realized and unrealized

   gain (loss) on investments                             4.86            (5.08)          (10.88)            1.92             7.80

Total from Investment Operations                          5.21            (4.76)          (10.56)            2.23             8.15

Distributions:

Dividends from investment
   income--net                                            (.31)            (.31)            (.31)            (.32)            (.36)

Dividends from net realized
   gain on investments                                      --               --               --             (.51)              --

Total Distributions                                       (.31)            (.31)            (.31)            (.83)            (.36)

Net asset value, end of period                           30.91            26.01            31.08            41.95            40.55
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                         20.22           (15.54)          (25.31)            5.50            25.00
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                      .52              .50              .50             .50               .50

Ratio of net investment income

   to average net assets                                  1.27             1.05              .88             .73               .92

Portfolio Turnover Rate                                   2.17             4.42             1.89            7.64              9.61
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       2,803,280        2,185,380        2,514,308       3,072,253         2,800,028

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus S&P 500 Index Fund (the "fund") is a separate non-diversified series of Dreyfus Index Funds, Inc. (the "Company" ) which is registered under the Investment Company Act of 1940, as amended (the "Act" ), as an open-end management investment company and operates as a series company currently offering three series including the fund. The fund's investment objective is to match the performance of the Standard & Poor's 500 Composite Stock Price Index. The Dreyfus Corporation ("the Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest The Fun

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

The fund may lend securities to qualified institutions. At origination, all loans are secured by cash collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Cash collateral is invested in certain money market mutual funds managed by the Manager as shown in the fund's Statement of Investments. The fund will be entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund would bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner.

(c) Repurchase agreements: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.


(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain, if any, can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with incomes tax regulations, which may differ from accounting principles generally accepted in the United States of America.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $24,127,378 accumulated capital losses $147,007,234 and unrealized appreciation $456,753,157.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2003. If not applied, $20,622,195 of the carryover expires in fiscal 2008, $42,517,790 expires in fiscal 2009, $82,176,122 expires in fiscal 2010 and $1,691,127 expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2003 and October 31, 2002, were as follows: ordinary income $26,194,132 and $25,302,387, respectively.

During the period ended October 31, 2003, as a result of permanent book to tax differences, the fund decreased accumulated undistributed investment income-net by $98,322, increased accumulated net realized The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

gain (loss) on investments by $130,856 and decreased paid-in capital by $32,534. Net assets were not affected by this reclassification.

NOTE 2--BANK LINE OF CREDIT:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended October 31, 2003, the fund did not borrow under the Facility.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(a) Pursuant to an Investment Management Agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .25 of 1% of the value of the fund's average daily net assets, and is payable monthly. Under the terms of the Agreement, the Manager has agreed to pay all the expenses of the fund, except management fees, brokerage commissions, taxes, interest, commitment fees, Shareholder Services Plan fees, fees and expenses of non-interested Board members (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fees in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Board members (including counsel fees) . Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member receives an annual fee of $25,000, an attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings. The chairman of the Board receives an additional 25% of such compensation (with the exception of reimburseable amounts) . Subject to the Company's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status. All Board fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets. Amounts required to be paid by the Company directly to the non-interested Board members, that were applied to offset a portion of the management fee payable to the Manager, were in fact paid directly by the Manager to the non-interested Board members.

(b) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services a fee, at the annual rate of .25 of 1% of the value of the fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period October 31, 2003, the fund was charged $5,980,037 pursuant to the Shareholder Services Plan.

(c) A 1% redemption fee is charged and retained by the fund on shares redeemed within six months following the date of issuance, including redemptions made through the use of the fund' s exchange privilege. During the period ended October 31, 2003, redemption fees amounted to $32,533.

NOTE 4--SECURITIES TRANSACTIONS:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures during the period ended October 31, 2003, amounted to $237,102,644 and $50,250,758, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open as of October 31, 2003, are set forth in the Statement of Financial Futures.

At October 31, 2003, the cost of investments for federal income tax purposes was $2,348,709,081; accordingly, accumulated net unrealized appreciation on investments was $454,549,245, consisting of $793,399,787 gross unrealized appreciation and $338,850,542 gross unrealized depreciation.


REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Dreyfus S&P 500 Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the statements of investments and financial futures, and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects the financial position of Dreyfus S&P 500 Index Fund (the "Fund") (one of the series constituting Dreyfus Index Funds, Inc.), at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                                                     PricewaterhouseCoopers LLP

New York, New York

December 12, 2003

                                                             The Fund

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended October 31, 2003 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2004 of the percentage applicable to the preparation of their 2003 income tax returns.


PROXY RESULTS (Unaudited)

The fund held a special meeting of shareholders on December 18, 2002. The proposals considered at the meeting, and the results, are as follows:

                                                                                           Shares
                                                           -------------------------------------------------------------------------
                                                                            For           Against            Abstained
                                                           -------------------------------------------------------------------------

To approve changes to certain of the
   fund's fundamental policies and
   investment restrictions to permit
   participation in a portfolio
   securities lending program                                        35,920,282          4,213,850           2,135,051

To approve changes to certain of
   the fund's fundamental policies
   and investment restrictions to
   permit investment in other
   investment companies                                              35,417,465          4,142,813           2,708,905

                                                                                                     The Fund

BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (60)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

DAVID P. FELDMAN (63)

BOARD MEMBER (1989)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director & Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* BBH Mutual Funds Group (11 funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 53

                              --------------

EHUD HOUMINER (63)

BOARD MEMBER (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Executive-in-Residence at the Columbia Business School, Columbia University

* Principal of Lear, Yavitz and Associates, a management consulting firm, from 1996 through 2001

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Avnet Inc., an electronics distributor, Director

* International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman

* Explore Charter School, Brooklyn, NY, Chairman

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25


GLORIA MESSINGER (73)

BOARD MEMBER (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.

* Consultant in Intellectual Property

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Yale Law School Fund, Director

* Theater for a New Audience, Inc., Director

* Brooklyn Philharmonic, Director

* New York Women's Agenda Music Performance Trust Fund, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

T. JOHN SZARKOWSKI (77)

BOARD MEMBER (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Consultant in Photography

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Photography Department at The Museum of Modern Art, Director Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

ANNE WEXLER (73)

BOARD MEMBER (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Wexler Group, consultants specializing in government relations and public affairs

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wilshire Mutual Funds (5 funds), Director

* Methanex Corporation, a methanol producing company, Director

* Member of the Council of Foreign Relations

* Member of the National Park Foundation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 29

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, ASSISTANT TREASURER SINCE AUGUST 2003.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 105 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.


ROBERT SVAGNA, ASSISTANT TREASURER SINCE DECEMBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 105 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE SEPTEMBER 2002

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc

                                                             The Fund

NOTES

                  For More Information

                        Dreyfus S&P 500 Index Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Boston Safe Deposit
                        and Trust Company
                        One Boston Place
                        Boston, MA 02109

                        Transfer Agent &
                        Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL
Send your request to
info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC's website at http://www.sec.gov

(c) 2003 Dreyfus Service Corporation                                  078AR1003



Comparison of change in value of $10,000 investment in Dreyfus S&P 500 Index Fund and the
Standard & Poor's 500 Composite Stock Price Index

EXHIBIT A:

                          Standard &
                          Poor's 500
             Dreyfus      Composite
              S&P 500        Stock
   PERIOD     Index         Price
               Fund         Index *

  10/31/93    10,000        10,000
  10/31/94    10,314        10,387
  10/31/95    12,962        13,133
  10/31/96    15,997        16,298
  10/31/97    21,030        21,532
  10/31/98    25,518        26,267
  10/31/99    31,898        33,009
  10/31/00    33,654        35,020
  10/31/01    25,135        26,300
  10/31/02    21,231        22,326
  10/31/03    25,523        26,968

* Source: Lipper Inc.


      Dreyfus Smallcap
      Stock Index Fund

      ANNUAL REPORT October 31, 2003

      YOU, YOUR ADVISOR AND
      DREYFUS
      A MELLON FINANCIAL COMPANY(SM)


The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             7   Statement of Investments

                            25   Statement of Financial Futures

                            26   Statement of Assets and Liabilities

                            27   Statement of Operations

                            28   Statement of Changes in Net Assets

                            29   Financial Highlights

                            30   Notes to Financial Statements

                            36   Report of Independent Auditors

                            37   Important Tax Information

                            38   Board Members Information

                            40   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                                        Dreyfus
                                                      Smallcap Stock Index Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This annual report for Dreyfus Smallcap Stock Index Fund covers the 12-month period from November 1, 2002, through October 31, 2003. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund' s portfolio manager, Tom Durante, who became the fund's sole portfolio manager on September 15, 2003.

Recent estimates of greater than expected U.S. Gross Domestic Product annualized growth during the third quarter of 2003 suggest that the economy has started to turn the corner. Tax cuts and low mortgage rates have put cash in consumers' pockets, and corporations have begun to increase spending and investment. As a result, stocks rallied over the reporting period, posting gains in virtually every market sector and capitalization range.

We have seen strong quarters before, only to be disappointed when growth proved unsustainable. Based on recent data, we are cautiously optimistic about the current economic environment. As always, we urge you to speak regularly with your financial advisor, who may be in the best position to suggest investments that are right for your current needs, future goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,



/S/STEPHEN E. CANTER
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
November 17, 2003




DISCUSSION OF FUND PERFORMANCE

Tom Durante, Portfolio Manager

HOW DID DREYFUS SMALLCAP STOCK INDEX FUND PERFORM RELATIVE TO ITS BENCHMARK?

For the 12-month period ended October 31, 2003, Dreyfus Smallcap Stock Index Fund produced a total return of 32.63%.(1) The Standard & Poor's SmallCap 600 Index (the "S&P 600 Index"), the fund's benchmark, produced a 33.58% return for the same period.(2,3)

We attribute the fund' s performance to the effects of a stronger economy, in which renewed growth was driven by waning geopolitical tensions and robust levels of consumer spending in a low interest-rate environment. In addition, small-cap stocks generally posted higher returns than mid- and large-cap stocks, as investors flocked toward companies with higher potential growth rates. The difference in returns between the fund and the S&P 600 Index was primarily due to the fund' s sampling strategy, transaction costs and other fund operating expenses.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The fund seeks to match the total return of the S&P 600 Index. To reach this goal, the fund generally invests in a representative sample of the stocks listed in the S& P 600 Index. While the portfolio managers strive to own the vast majority of the stocks in the S&P 600 Index, they may avoid some very small, less liquid names. Often considered a barometer for the small-cap stock market in general, the S& P 600 Index is composed of 600 domestic stocks across 10 economic sectors. Each stock is weighted by its market capitalization; that is, larger companies have greater representation in the S&P 600 Index than smaller ones. The fund may also use stock index futures as a substitute for the sale or purchase of stocks.

As an index fund, the fund uses a passive management approach: all investment decisions are made based on the composition of the S&P 600 Index. The fund does not attempt to manage market volatility.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

Small-cap stocks are often those of new and entrepreneurial companies and tend to grow faster than large-cap companies. They also typically use any profits for expansion rather than for paying dividends. Compared to larger, more established companies, small companies are subject to more erratic market movements and may carry additional risks because, among other things, their revenues and earnings also tend to be less predictable. As a result, their stocks tend to be less liquid and more volatile.

WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?

When the reporting period began, small-cap stocks generally were languishing in a persistently weak economy characterized by growing uncertainties leading to the war with Iraq. As a result, investor sentiment largely remained negative through the first quarter of 2003 and many investors became increasingly risk-averse, preferring the relative safety of bonds over the greater perceived risks of stocks.

By the second quarter of 2003, after the allied coalition entered Baghdad, investors' attention returned to prospects for the U.S. economy. Investors began to look forward to stronger economic growth due to a mortgage refinancing boom and new federal tax cuts that put cash in consumers' pockets during the latter part of the reporting period.

Historically, small-cap stocks have tended to produce higher returns than larger-cap stocks during the early stages of an economic recovery. The reporting period was no exception. Investors apparently were willing to assume more risk in exchange for the possibility of greater rewards. In addition, low interest rates helped many small-cap companies raise capital more affordably in the debt markets, and smaller companies generally were not affected by the legal and regulatory issues associated with the questionable accounting practices that seemed to plague larger-cap companies.

Some of the small-cap market's strongest returns came from the technology group, including electronic equipment companies that make products for larger computer and semiconductor manufacturers. The homebuilding sector also performed well, with gains driven by low interest rates and rising home values. Smaller, regional banks also flourished as demand for home mortgages rose in local markets. Finally, specialty retail stocks contributed positively to performance, with returns fueled by strong consumer spending.

However, two areas of the S& P 600 Index provided relatively disappointing results during the reporting period: oil services stocks, whose earnings suffered from their lack of exposure to less costly drilling sites in overseas markets; and food and beverage stocks, which were largely overlooked by investors seeking higher growth rates in other areas.

WHAT IS THE FUND'S CURRENT STRATEGY?

As an index fund, our strategy remains the same: to seek to replicate the returns of the small-cap market as represented by the S&P 600 Index. While we have been pleased with the recent strong performance of small-cap stocks, we remain aware that the stock market has been subject to heightened volatility for some time now. In our view, one of the greatest benefits of broadly diversified index funds is that they can help investors control risks by limiting the impact on the overall portfolio of unexpected losses in any single industry group or holding.

November 17, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS THE REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE STANDARD & POOR'S SMALLCAP 600 INDEX IS A BROAD-BASED INDEX AND A WIDELY ACCEPTED, UNMANAGED INDEX OF OVERALL SMALL-CAP STOCK MARKET PERFORMANCE.

(3) "STANDARD & POOR'S," "S&P," "STANDARD & POOR'S SMALLCAP 600 INDEX" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC., AND HAVE BEEN LICENSED FOR USE BY THE FUND. THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE FUND.

                                                             The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Smallcap Stock Index Fund and the Standard & Poor's SmallCap 600 Index
--------------------------------------------------------------------------------

Average Annual Total Returns as of 10/31/03

                                                             Inception                                                     From
                                                               Date               1 Year               5 Years           Inception
------------------------------------------------------------------------------------------------------------------------------------

FUND                                                          6/30/97             32.63%               10.58%              8.00%

((+))  SOURCE: LIPPER INC.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. THE FUND'S PERFORMANCE SHOWN IN THE GRAPH AND TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN DREYFUS SMALLCAP STOCK INDEX FUND ON 6/30/97 (INCEPTION DATE) TO A $10,000 INVESTMENT MADE IN THE STANDARD & POOR'S SMALLCAP 600 INDEX (THE "INDEX") ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED.

THE FUND'S PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT ALL APPLICABLE FEES AND EXPENSES. THE INDEX IS A BROAD-BASED INDEX AND A WIDELY ACCEPTED, UNMANAGED INDEX OF OVERALL SMALL-CAP STOCK MARKET PERFORMANCE AND DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.




STATEMENT OF INVESTMENTS

October 31, 2003

COMMON STOCKS--99.3%                                                                             Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

ALCOHOL & TOBACCO--.1%

DIMON                                                                                            30,600                  220,320

CONSUMER CYCLICAL--19.4%

A.T. Cross, Cl. A                                                                                 9,000  (a)              55,350

Action Performance Cos                                                                           12,800                  262,144

Advanced Marketing Services                                                                      14,000                  160,300

Albany International, Cl. A                                                                      22,400                  692,160

Angelica                                                                                          7,500                  154,500

AnnTaylor Stores                                                                                 29,300  (a)           1,048,940

Applica                                                                                          13,000                   95,940

Arctic Cat                                                                                       15,700                  353,564

Argosy Gaming                                                                                    19,700  (a)             468,860

Ashworth                                                                                          6,400  (a)              53,824

Atlantic Coast Airlines Holdings                                                                 28,800  (a)             318,816

Aztar                                                                                            24,200  (a)             505,296

Bally Total Fitness Holdings                                                                     26,000  (a)             173,160

Bassett Furniture                                                                                 7,700                  120,967

Brown Shoe                                                                                       12,700                  439,420

Burlington Coat Factory Warehouse                                                                31,000                  664,950

CEC Entertainment                                                                                18,250  (a)             892,425

CPI                                                                                               6,600                  130,086

Casey's General Stores                                                                           32,500                  503,750

Cato, Cl. A                                                                                      15,800                  333,380

Children's Place Retail Stores                                                                   17,600  (a)             529,760

Christopher & Banks                                                                              24,175                  705,910

Coachmen Industries                                                                              10,400                  162,136

Concord Camera                                                                                   14,000  (a)             179,760

Cost Plus                                                                                        12,900  (a)             591,723

Department 56                                                                                    10,500  (a)             147,525

Dress Barn                                                                                       21,000  (a)             294,000

Duane Reade                                                                                      12,100  (a)             166,375

Electronics Boutique Holdings                                                                    16,100  (a)             458,045

Enesco Group                                                                                      7,900  (a)              77,499

Ethan Allen Interiors                                                                            24,800                  912,640

Fedders                                                                                          11,970                   70,025

Fleetwood Enterprises                                                                            21,900  (a)             220,752

Footstar                                                                                         11,500  (a)              71,875

Fossil                                                                                           29,250  (a)             789,750

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICAL (CONTINUED)

Fred's                                                                                           25,000                  942,000

Frontier Airlines                                                                                19,500  (a)             313,365

GenCorp                                                                                          28,500                  269,895

Genesco                                                                                          15,000  (a)             252,750

Goody's Family Clothing                                                                          23,900                  251,906

Great Atlantic & Pacific                                                                         20,000  (a)             125,000

Group 1 Automotive                                                                               15,000  (a)             531,450

Guitar Center                                                                                    13,500  (a)             439,425

Gymboree                                                                                         19,200  (a)             316,800

Haggar                                                                                            3,000                   47,700

Hancock Fabrics                                                                                  12,600                  187,866

Harman International Industries                                                                  21,000                2,692,200

Haverty Furniture                                                                                15,500                  321,625

Hot Topic                                                                                        31,900  (a)             915,849

Huffy                                                                                             2,900  (a)              17,255

IHOP                                                                                             14,500                  537,950

Insight Enterprises                                                                              27,500  (a)             462,550

Interface, Cl. A                                                                                 30,200  (a)             167,610

Intermet                                                                                         13,000                   57,200

J. Jill Group                                                                                    11,000  (a)             133,870

JAKKS Pacific                                                                                    17,600  (a)             228,800

Jack in the Box                                                                                  26,000  (a)             472,940

Jo-Ann Stores, Cl. A                                                                             14,400  (a)             432,144

K-Swiss                                                                                          11,800                  518,492

K2                                                                                               17,000  (a)             282,030

Kellwood                                                                                         18,000                  672,660

Landry's Restaurants                                                                             18,200                  455,546

La-Z Boy                                                                                         35,000                  707,000

Linens 'n Things                                                                                 29,000  (a)             856,080

Lone Star Steakhouse & Saloon                                                                    15,700                  343,359

Marcus                                                                                           20,300                  303,485

Men's Wearhouse                                                                                  27,000  (a)             795,420

Mesa Air Group                                                                                   26,200  (a)             282,174

Midas                                                                                             6,800  (a)              91,256

Monaco Coach                                                                                     17,350  (a)             417,962

Movie Gallery                                                                                    23,000  (a)             475,640

NBTY                                                                                             44,000  (a)           1,199,000


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICAL (CONTINUED)

National Presto Industries                                                                        5,000                  173,500

Nautilus Group                                                                                   20,400                  318,444

O'Charleys                                                                                       12,100  (a)             203,885

OshKosh B'Gosh                                                                                    7,500                  161,700

Oshkosh Truck                                                                                    23,600                1,081,588

Oxford Industries                                                                                 5,600                  383,600

P.F. Chang's China Bistro                                                                        16,300  (a)             794,462

Pacific Sunwear of California                                                                    51,262  (a)           1,183,639

Panera Bread, Cl. A                                                                              18,500  (a)             744,255

Papa John's International                                                                        12,000  (a)             315,720

Pep Boys-Manny, Moe & Jack                                                                       37,000                  711,510

Phillips-Van Heusen                                                                              16,200                  277,668

Pinnacle Entertainment                                                                           12,500  (a)             109,375

Polaris Industries                                                                               15,000                1,284,000

Prime Hospitality                                                                                28,300  (a)             257,530

Quicksilver                                                                                      34,900  (a)             599,233

RARE Hospitality International                                                                   21,750  (a)             539,400

Russ Berrie & Co                                                                                 15,300                  548,505

Russell                                                                                          23,400                  427,752

Ryan's Family Steak House                                                                        30,600  (a)             426,564

SCP Pool                                                                                         23,787  (a)             832,545

Salton                                                                                            8,300  (a)              88,644

School Specialty                                                                                 12,000  (a)             334,560

ShopKo Stores                                                                                    21,000  (a)             325,080

Shuffle Master                                                                                   11,000  (a)             334,840

SkyWest                                                                                          35,300                  652,697

Sonic                                                                                            25,937  (a)             721,308

Standard Motor Products                                                                          13,600                  151,640

Steak n Shake                                                                                    16,378  (a)             283,339

Stein Mart                                                                                       22,600  (a)             162,494

Stride Rite                                                                                      28,000                  337,400

Sturm Ruger                                                                                      19,800                  224,730

TBC                                                                                              15,300  (a)             416,007

Thor Industries                                                                                  18,600                1,192,632

Too                                                                                              20,000  (a)             330,000

Toro                                                                                             17,000                  844,900

Tower Automotive                                                                                 29,500  (a)             117,410

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICAL (CONTINUED)

Tractor Supply                                                                                   24,500  (a)           1,026,795

Triarc, Cl. B                                                                                    36,000                  383,760

Ultimate Electronics                                                                              5,500  (a)              49,445

Urban Outfitters                                                                                 24,200  (a)             807,312

WMS Industries                                                                                   17,100  (a)             395,523

Wabash National                                                                                  18,500  (a)             426,795

Wet Seal, Cl. A                                                                                  15,900  (a)             174,741

Winnebago Industries                                                                             12,700                  740,410

Wolverine World Wide                                                                             27,700                  559,540

Zale                                                                                             18,700  (a)             967,912

                                                                                                                      53,748,650

CONSUMER STAPLES--2.4%

American Italian Pasta, Cl. A                                                                    11,400  (a)             435,936

Corn Products International                                                                      23,900                  809,971

Delta & Pine Land                                                                                25,233                  576,826

Flowers Foods                                                                                    30,850                  732,071

Hain Celestial Group                                                                             20,300  (a)             428,330

International Multifoods                                                                         13,800  (a)             307,878

J & J Snack Foods                                                                                 6,200  (a)             221,278

Lance                                                                                            20,300                  262,885

Libbey                                                                                            9,700                  257,923

Nash Finch                                                                                        9,300                  146,475

Nature's Sunshine Products                                                                        8,600                   68,886

Performance Food Group                                                                           28,100  (a)           1,046,725

Ralcorp Holdings                                                                                 19,800  (a)             544,500

United Natural Foods                                                                             11,400  (a)             440,952

WD-40                                                                                            11,000                  356,950

                                                                                                                       6,637,586

ENERGY--7.1%

American States Water                                                                             8,350                  204,575

Atmos Energy                                                                                     33,500                  820,750

Atwood Oceanics                                                                                   7,100  (a)             183,819

Cabot Oil & Gas                                                                                  21,500                  549,325

Cal Dive International                                                                           25,000  (a)             518,250

Carbo Ceramics                                                                                   12,100                  508,200

Cascade Natural Gas                                                                               6,100                  118,950

Cimarex Energy                                                                                   28,600  (a)             584,870


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------
ENERGY (CONTINUED)

Dril-Quip                                                                                         9,700  (a)             145,500

Energen                                                                                          25,600                  943,872

Evergreen Resources                                                                              27,700  (a)             759,534

Frontier Oil                                                                                     19,100                  305,600

Hydril                                                                                           14,200  (a)             332,990

Laclede Group                                                                                    12,700                  360,045

NUI                                                                                               9,700                  165,579

New Jersey Resources                                                                             18,800                  711,580

Newfield Exploration                                                                             37,000  (a)           1,470,010

Northwest Natural Gas                                                                            15,200                  440,800

Nuevo Energy                                                                                     13,800  (a)             271,584

Oceaneering International                                                                        14,800  (a)             341,288

Patina Oil & Gas                                                                                 23,875                1,007,048

Piedmont Natural Gas                                                                             21,100                  838,303

Plains Resources                                                                                 12,600  (a)             166,950

Prima Energy                                                                                      9,200  (a)             255,944

Remington Oil & Gas                                                                              18,600  (a)             332,010

Southern Union                                                                                   48,972  (a)             862,397

Southwest Gas                                                                                    20,400                  460,632

Southwestern Energy                                                                              26,500  (a)             514,100

Spinnaker Exploration                                                                            20,500  (a)             524,595

St. Mary Land & Exploration                                                                      19,000                  495,900

Stone Energy                                                                                     17,600  (a)             636,064

Swift Energy                                                                                     15,500  (a)             215,450

TETRA Technologies                                                                               17,150  (a)             387,761

Tom Brown                                                                                        27,500  (a)             743,050

UGI                                                                                              29,000                  893,200

Unit                                                                                             31,800  (a)             616,602

Veritas DGC                                                                                      18,700  (a)             165,682

Vintage Petroleum                                                                                42,000                  485,100

W-H Energy Services                                                                              15,700  (a)             246,176

                                                                                                                      19,584,085

HEALTH CARE--11.2%

Accredo Health                                                                                   31,125  (a)             994,755

Advanced Medical Optics                                                                          21,000  (a)             423,570

Alpharma, Cl. A                                                                                  34,400                  626,080

American Healthways                                                                              10,500  (a)             435,225

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE (CONTINUED)

American Medical Systems Holdings                                                                20,700  (a)             414,000

Amerigroup                                                                                       15,200  (a)             635,664

AmSurg                                                                                           12,500  (a)             449,875

ArQule                                                                                           10,500  (a)              54,600

ArthroCare                                                                                       12,000  (a)             268,200

Biosite                                                                                          10,600  (a)             273,480

CIMA Labs                                                                                         8,000  (a)             251,200

CONMED                                                                                           20,100  (a)             409,035

Cephalon                                                                                         35,500  (a)           1,667,080

Cooper Cos                                                                                       21,000                  912,450

CryoLife                                                                                          9,950  (a)              60,795

Curative Health Services                                                                          8,400  (a)             120,036

Datascope                                                                                        10,500                  349,545

Diagnostic Products                                                                              19,400                  791,908

Enzo Biochem                                                                                     21,940  (a)             405,890

Haemonetics                                                                                      16,000  (a)             368,960

Hologic                                                                                          11,000  (a)             149,600

Hooper Holmes                                                                                    37,200                  193,812

ICU Medical                                                                                       9,700  (a)             327,763

IDEXX Laboratories                                                                               22,600  (a)           1,068,980

INAMED                                                                                           15,200  (a)           1,312,824

Integra LifeSciences Holdings                                                                    16,300  (a)             549,962

Invacare                                                                                         20,300                  832,706

MGI Pharma                                                                                       18,800  (a)             706,128

Medicis Pharmaceutical, Cl. A                                                                    17,600                1,114,960

Mentor                                                                                           32,000                  648,000

Mid Atlantic Medical Services                                                                    32,000  (a)           1,868,800

Noven Pharmaceuticals                                                                            13,900  (a)             140,251

Odyssey Healthcare                                                                               21,450  (a)             595,023

Orthodontic Centers of America                                                                   35,400  (a)             312,936

Osteotech                                                                                         8,000  (a)              64,720

Owens & Minor                                                                                    23,100                  469,854

Pediatrix Medical Group                                                                          15,500  (a)             828,475

PolyMedica                                                                                       17,200                  507,400

Possis Medical                                                                                   11,400  (a)             185,592

Priority Healthcare, Cl. B                                                                       28,918  (a)             625,496

Province Healthcare                                                                              31,750  (a)             407,670


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE (CONTINUED)

Regeneron Pharmaceuticals                                                                        31,800  (a)             440,112

RehabCare Group                                                                                  10,600  (a)             165,572

Renal Care Group                                                                                 32,500  (a)           1,219,075

ResMed                                                                                           21,700  (a)             906,409

Respironics                                                                                      22,300  (a)             929,687

Savient Pharmaceuticals                                                                          49,800  (a)             301,290

Sierra Health Services                                                                           19,900  (a)             463,471

Sola International                                                                               17,400  (a)             298,410

Sunrise Senior Living                                                                            15,200  (a)             439,280

Sybron Dental Specialties                                                                        26,199  (a)             602,577

Techne                                                                                           27,000  (a)             940,410

Theragenics                                                                                      17,000  (a)              75,650

US Oncology                                                                                      60,500  (a)             661,870

Viasys Healthcare                                                                                20,300  (a)             366,415

Vital Signs                                                                                       9,700                  294,201

                                                                                                                      30,927,729

INTEREST SENSITIVE--14.0%

Anchor Bancorp Wisconsin                                                                         15,700                  390,930

BankUnited Financial, Cl. A                                                                      20,800  (a)             459,888

Boston Private Financial Holdings                                                                13,600                  346,392

Brookline Bancorp                                                                                33,600                  497,952

Capital Automotive                                                                               22,700                  706,197

Cash America International                                                                       15,900                  303,531

Centene                                                                                          13,000  (a)             397,930

Chittenden                                                                                       24,850                  799,673

Colonial Properties Trust                                                                        17,400                  643,800

Commercial Federal                                                                               26,400                  679,536

Community First Bankshares                                                                       23,300                  632,595

Delphi Financial Group, Cl. A                                                                    14,578                  734,294

Dime Community Bancshares                                                                        17,200                  479,536

Downey Financial                                                                                 17,980                  825,282

East West Bancorp                                                                                16,100                  790,349

Essex Property Trust                                                                             14,300                  856,284

Financial Federal                                                                                10,300  (a)             345,565

First Bancorp                                                                                    27,950                  930,735

First Midwest Bancorp                                                                            31,674                  978,727

First Republic Bank                                                                              11,200                  400,960

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------
INTEREST SENSITIVE (CONTINUED)

FirstFed Financial                                                                               12,300  (a)             553,500

Flagstar Bancorp                                                                                 41,500                  925,450

Fremont General                                                                                  53,300                  886,379

Gables Residential Trust                                                                         16,400                  527,752

Glenborough Realty Trust                                                                         20,900                  407,550

Hilb, Rogal & Hamilton                                                                           21,700                  651,434

Hudson United Bancorp                                                                            30,380                1,102,490

iDine Rewards Network                                                                            12,000  (a)             131,040

Irwin Financial                                                                                  20,400                  571,812

Jefferies Group                                                                                  35,300                1,094,300

Kilroy Realty                                                                                    17,900                  517,310

LandAmerica Financial Group                                                                      13,100                  655,131

Lexington Corporate Properties Trust                                                             23,500                  450,730

MAF Bancorp                                                                                      17,300                  725,216

NCO Group                                                                                        17,200  (a)             409,360

New Century Financial                                                                            24,050                  891,774

Philadelphia Consolidated Holding                                                                16,000  (a)             754,400

Presidential Life                                                                                18,200                  279,552

Provident Bankshares                                                                             16,224                  503,431

RLI                                                                                              16,500                  554,400

Raymond James Financial                                                                          32,700                1,333,833

Republic Bancorp                                                                                 35,800                  519,816

Riggs National                                                                                   14,800                  244,348

SCPIE Holdings                                                                                    5,400                   72,630

SWS Group                                                                                        12,371                  268,451

Seacoast Financial Services                                                                      16,100                  412,321

Selective Insurance Group                                                                        17,600                  540,320

Shurgard Storage Centers, Cl. A                                                                  29,000                1,049,800

South Financial Group                                                                            35,800                  935,454

Southwest Bancorporation of Texas                                                                21,000                  754,110

Staten Island Bancorp                                                                            35,800                  713,494

Sterling Bancshares                                                                              26,700                  307,050

Stewart Information Services                                                                     13,000  (a)             404,950

Susquehanna Bancshares                                                                           23,900                  598,695

Trustco Bank                                                                                     52,044                  679,174

UCBH Holdings                                                                                    30,400                1,085,584

UICI                                                                                             31,600  (a)             472,736


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------
INTEREST SENSITIVE (CONTINUED)

Umpqua Holdings                                                                                  16,400                  335,380

United Bankshares                                                                                28,300                  856,075

Waypoint Financial                                                                               19,965                  415,671

Whitney Holding                                                                                  27,950                1,061,261

Wintrust Financial                                                                               13,000                  563,420

Zenith National Insurance                                                                        13,200                  405,240

                                                                                                                      38,822,980

INTERNET--.7%

j2 Global Communications                                                                         16,300  (a)             461,616

Netegrity                                                                                        25,800  (a)             305,988

PC-Tel                                                                                           14,800  (a)             149,924

Verity                                                                                           24,100  (a)             338,605

WebEx Communications                                                                             29,000  (a)             640,610

                                                                                                                       1,896,743

PRODUCER GOODS & SERVICES--19.6%

A. Schulman                                                                                      22,000                  417,780

A. M. Castle                                                                                      7,000  (a)              36,400

A. O. Smith                                                                                      20,650                  653,572

AAR                                                                                              20,150  (a)             219,635

Acuity Brands                                                                                    28,000                  602,000

Alliant Techsystems                                                                              25,475  (a)           1,318,586

Apogee Enterprises                                                                               15,100                  157,795

Applied Industrial Technologies                                                                  14,100                  317,955

AptarGroup                                                                                       24,500                  877,100

Arch Chemicals                                                                                   13,200                  292,776

Arkansas Best                                                                                    17,100                  566,181

Astec Industries                                                                                  8,000  (a)             101,760

Baldor Electric                                                                                  21,833                  465,043

Barnes Group                                                                                     16,000                  466,880

Belden                                                                                           17,100                  320,625

Brady, Cl. A                                                                                     14,600                  515,380

Briggs & Stratton                                                                                15,000                  975,150

Brooks Automation                                                                                22,000  (a)             548,900

Brush Engineered Materials                                                                       10,800  (a)             137,484

Buckeye Technologies                                                                             20,000  (a)             180,200

Building Materials Holding                                                                        9,800                  138,572

Butler Manufacturing                                                                              3,000                   53,250

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------
PRODUCER GOODS & SERVICES (CONTINUED)

C&D Technologies                                                                                 17,200                  342,796

CLARCOR                                                                                          17,450                  709,342

CUNO                                                                                             10,400  (a)             414,960

Cable Design Technologies                                                                        29,725  (a)             286,549

Cambrex                                                                                          17,600                  416,064

Caraustar Industries                                                                             13,100  (a)             125,891

Century Aluminum                                                                                 14,100  (a)             232,086

Champion Enterprises                                                                             29,000  (a)             205,900

Chesapeake                                                                                       11,100                  270,840

Cleveland-Cliffs                                                                                  7,600  (a)             228,000

Commercial Metals                                                                                18,900                  466,452

Commonwealth Industries                                                                          14,000                   95,900

Cubic                                                                                            18,100                  514,040

Curtiss-Wright                                                                                    6,900                  510,600

DRS Technologies                                                                                 14,200  (a)             341,652

Deltic Timber                                                                                     7,200                  206,136

EDO                                                                                              10,400                  231,920

ElkCorp                                                                                          11,900                  302,260

Emcor Group                                                                                       8,800  (a)             331,672

Engineered Support Systems                                                                       16,500                  743,710

Florida Rock Industries                                                                          19,250                1,102,062

Forward Air                                                                                      13,800  (a)             401,304

Gardner Denver                                                                                   10,400  (a)             214,864

Georgia Gulf                                                                                     22,800                  613,320

Griffon                                                                                          21,800  (a)             421,830

H. B. Fuller                                                                                     19,000                  470,820

Heartland Express                                                                                33,271                  826,452

Hughes Supply                                                                                    16,200                  626,130

IDEX                                                                                             21,400                  795,652

IMCO Recycling                                                                                    7,800  (a)              58,656

Insituform Technologies, Cl. A                                                                   16,700  (a)             238,810

Intermagnetics General                                                                           10,617  (a)             249,924

InVision Technologies                                                                             9,700  (a)             263,549

Ionics                                                                                           11,000  (a)             313,390

JLG Industries                                                                                   23,800                  284,172

Kaman, Cl. A                                                                                     15,100                  184,220

Kansas City Southern                                                                             36,400  (a)             481,572


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------
PRODUCER GOODS & SERVICES (CONTINUED)

Kaydon                                                                                           18,500                  439,745

Kirby                                                                                            15,100  (a)             443,638

Knight Transportation                                                                            25,100  (a)             631,767

Landstar System                                                                                  10,500  (a)             766,920

Lawson Products                                                                                   6,600                  198,000

Lennox International                                                                             39,800                  658,292

Lindsay Manufacturing                                                                             6,900                  160,011

Lone Star Technologies                                                                           16,200  (a)             225,504

Lydall                                                                                           11,400  (a)             135,546

M.D.C. Holdings                                                                                  19,665                1,323,848

MacDermid                                                                                        21,300                  636,444

MagneTek                                                                                          9,000  (a)              54,810

Manitowoc                                                                                        15,175                  329,298

Massey Energy                                                                                    45,000                  625,500

Material Sciences                                                                                 7,600                   71,288

Maverick Tube                                                                                    26,300  (a)             444,207

Milacron                                                                                         13,700                   32,743

Mueller Industries                                                                               23,500  (a)             741,660

Myers Industries                                                                                 19,518                  238,120

NVR                                                                                               4,800  (a)           2,349,120

OM Group                                                                                         15,200                  272,080

Offshore Logistics                                                                               16,100  (a)             350,980

Omnova Solutions                                                                                 21,200  (a)              74,412

Penford                                                                                           5,600                   78,344

PolyOne                                                                                          45,500                  219,765

Pope & Talbot                                                                                     9,200                  131,836

Quaker Chemical                                                                                   7,800                  207,012

Quanex                                                                                           11,500                  460,575

RTI International Metals                                                                         13,400  (a)             160,934

Regal Beloit                                                                                     16,300                  331,705

Reliance Steel & Aluminum                                                                        22,400                  642,880

Roadway                                                                                          12,400                  635,500

Robins & Myers                                                                                    9,300                  196,230

Rock-Tenn, Cl. A                                                                                 23,600                  379,960

Rogers                                                                                           12,000  (a)             479,760

Ryerson Tull                                                                                     14,200                  114,452

Ryland Group                                                                                     17,200                1,529,080

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------
PRODUCER GOODS & SERVICES (CONTINUED)

SPS Technologies                                                                                  9,000  (a)             443,880

Schweitzer-Mauduit International                                                                 10,700                  284,620

Seacor Smit                                                                                      11,450  (a)             438,764

Shaw Group                                                                                       34,400  (a)             469,560

Simpson Manufacturing                                                                            17,100  (a)             765,225

Skyline                                                                                           6,100                  210,145

Standard Pacific                                                                                 22,000                1,052,700

Standex International                                                                             8,800                  223,960

Steel Dynamics                                                                                   33,500  (a)             624,105

Steel Technologies                                                                                8,300                  127,903

Stewart & Stevenson Services                                                                     18,500                  309,320

SurModics                                                                                        12,500  (a)             262,625

Technitrol                                                                                       26,500                  577,700

Teledyne Technologies                                                                            21,000  (a)             346,290

Texas Industries                                                                                 11,800                  320,606

Thomas Industries                                                                                11,750                  354,850

Timken                                                                                           54,500                  914,510

Tredegar                                                                                         22,600                  352,108

Triumph Group                                                                                    11,000  (a)             359,150

URS                                                                                              23,000  (a)             503,470

USF                                                                                              16,500                  526,680

United Stationers                                                                                22,900  (a)             852,109

Universal Forest Products                                                                        11,700                  346,320

Valmont Industries                                                                               15,800                  328,640

Watsco                                                                                           18,500                  396,085

Watts Water Technologies                                                                         19,000                  337,440

Wellman                                                                                          25,800                  212,850

Wilson Greatbatch Technologies                                                                   13,000  (a)             490,100

Wolverine Tube                                                                                    9,000  (a)              45,810

Woodward Governor                                                                                 8,700                  402,462

Yellow                                                                                           19,800  (a)             650,430

                                                                                                                      54,188,904

SERVICES--8.4%

ABM Industries                                                                                   33,600                  522,816

ADVO                                                                                             13,800                  618,654

Aaron Rents                                                                                      21,398                  468,616

Administaff                                                                                      18,400  (a)             213,072



COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------
SERVICES (CONTINUED)

American Management Systems                                                                      25,950  (a)             384,060

Arbitron                                                                                         21,000  (a)             829,500

Armor Holdings                                                                                   18,000  (a)             351,000

BARRA                                                                                            13,100  (a)             497,800

Boston Communications Group                                                                      14,500  (a)             136,590

Bowne & Co                                                                                       20,100                  301,500

CACI International, Cl. A                                                                        20,000  (a)             990,600

CDI                                                                                              13,300                  435,575

Central Parking                                                                                  20,010                  241,521

Ciber                                                                                            40,000  (a)             368,800

Consolidated Graphics                                                                             9,600  (a)             265,440

Cross Country Healthcare                                                                         21,100  (a)             293,079

eFunds                                                                                           32,300  (a)             517,123

4Kids Entertainment                                                                               8,600  (a)             210,270

FactSet Research Systems                                                                         22,800                  994,992

G & K Services, Cl. A                                                                            14,300                  471,900

Global Payments                                                                                  24,720                1,029,588

Heidrick & Struggles International                                                                8,800  (a)             173,800

ITT Educational Services                                                                         30,500  (a)           1,518,900

Information Holdings                                                                             13,000  (a)             291,460

Insurance Auto Auction                                                                            7,500  (a)              98,182

John H. Harland                                                                                  19,500                  530,985

Kroll                                                                                            27,500  (a)             639,650

Labor Ready                                                                                      28,450  (a)             309,251

MAXIMUS                                                                                          14,200  (a)             495,722

MICROS Systems                                                                                   12,100  (a)             489,929

MemberWorks                                                                                       9,000  (a)             259,920

Mobile Mini                                                                                       9,300  (a)             196,137

NDCHealth                                                                                        22,600                  596,414

New England Business Service                                                                      9,300                  270,630

On Assignment                                                                                     6,900  (a)              36,087

PAREXEL International                                                                            17,800  (a)             297,616

PRG-Schultz International                                                                        32,950  (a)             156,512

Paxar                                                                                            26,525  (a)             317,770

Pegasus Solutions                                                                                11,800  (a)             128,856

Pharmaceutical Product Development                                                               37,000  (a)           1,112,590

Pre-Paid Legal Services                                                                          12,900  (a)             350,364

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------
SERVICES (CONTINUED)

Regis                                                                                            30,000                1,140,600

Roto-Rooter                                                                                       6,399                  225,885

Sourcecorp                                                                                       11,500  (a)             269,445

Spherion                                                                                         33,000  (a)             287,100

Standard Register                                                                                19,800                  348,480

StarTek                                                                                           9,800                  325,458

Tetra Tech                                                                                       35,256  (a)             792,555

Thomas Nelson                                                                                    11,000                  174,350

Volt Information Sciences                                                                        11,700  (a)             204,750

Waste Connections                                                                                18,300  (a)             634,644

Watson Wyatt & Company Holdings                                                                  23,000  (a)             553,150

                                                                                                                      23,369,688

TECHNOLOGY--15.0%

ANSYS                                                                                            10,800  (a)             384,912

ATMI                                                                                             19,400  (a)             446,006

Actel                                                                                            15,800  (a)             426,284

Adaptec                                                                                          70,500  (a)             599,955

Advanced Energy Industries                                                                       20,800  (a)             474,864

Aeroflex                                                                                         40,700  (a)             377,696

Agilysys                                                                                         22,300                  229,244

Alliance Semiconductor                                                                           15,000  (a)             115,500

Analogic                                                                                          9,000                  392,760

Anixter International                                                                            23,900  (a)             570,732

Artesyn Technologies                                                                             27,600  (a)             227,148

Audiovox, Cl. A                                                                                  17,400  (a)             208,800

Avid Technology                                                                                  20,400  (a)           1,055,496

Axcelis Technologies                                                                             69,000  (a)             730,020

BEI Technologies                                                                                 10,700                  198,057

Bel Fuse, Cl. B                                                                                   7,000                  183,750

Bell Microproducts                                                                               18,300  (a)             154,452

Benchmark Electronics                                                                            17,500  (a)             852,600

Black Box                                                                                        13,600                  585,616

Brooktrout Technology                                                                             7,000  (a)             100,660

C-COR.net                                                                                        25,000  (a)             252,000

CTS                                                                                              23,700                  262,359

Captaris                                                                                         20,500  (a)             121,975

Carreker                                                                                         14,800  (a)             144,300


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)

Catapult Communications                                                                           7,700  (a)             104,951

Cerner                                                                                           23,500  (a)             995,695

Checkpoint Systems                                                                               22,900  (a)             431,436

Cognex                                                                                           29,300                  786,705

Coherent                                                                                         17,400  (a)             400,200

Cohu                                                                                             13,600                  272,952

Coinstar                                                                                         14,300  (a)             209,495

Concerto Software                                                                                 4,500  (a)              53,730

Concord Communications                                                                           11,900  (a)             213,129

Cymer                                                                                            22,300  (a)           1,018,218

DSP Group                                                                                        19,600  (a)             468,048

Dendrite International                                                                           28,000  (a)             422,800

Digi Inernational                                                                                11,300  (a)             103,960

Dionex                                                                                           14,250  (a)             606,195

DuPont Photomasks                                                                                10,600  (a)             245,708

EPIQ Systems                                                                                     13,000  (a)             219,700

ESS Technology                                                                                   29,500  (a)             409,460

Electro Scientific Industries                                                                    16,100  (a)             395,416

Esterline Technologies                                                                           13,300  (a)             294,595

Exar                                                                                             27,600  (a)             444,084

FEI                                                                                              20,000  (a)             475,000

FLIR Systems                                                                                     23,200  (a)             725,232

FileNet                                                                                          24,500  (a)             654,640

Gerber Scientific                                                                                15,500  (a)             122,450

Global Imaging Systems                                                                           13,800  (a)             400,890

Harmonic                                                                                         40,000  (a)             310,400

Helix Technology                                                                                 15,300                  274,635

Hutchinson Technology                                                                            18,300  (a)             613,233

Hyperion Solutions                                                                               26,575  (a)             889,997

Imagistics International                                                                         11,800  (a)             379,370

Input/Output                                                                                     30,000  (a)             123,300

Inter-Tel                                                                                        17,300                  435,787

Itron                                                                                            14,400  (a)             295,056

JDA Software Group                                                                               20,000  (a)             428,200

Keithley Instruments                                                                             10,000                  161,300

Kopin                                                                                            40,200  (a)             294,666

Kronos                                                                                           20,250  (a)             810,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)

Kulicke & Soffa Industries                                                                       32,600  (a)             478,568

MRO Software                                                                                     15,400  (a)             194,810

Manhattan Associates                                                                             19,200  (a)             534,528

ManTech International, Cl. A                                                                     18,000  (a)             440,280

MapInfo                                                                                           9,200  (a)              83,812

Meade Instruments                                                                                 9,000  (a)              33,750

Mercury Computer Systems                                                                         15,000  (a)             322,650

Methode Electronics, Cl. A                                                                       26,000                  309,660

Microsemi                                                                                        22,300  (a)             461,610

Midway Games                                                                                     18,117  (a)              51,452

NYFIX                                                                                            18,700  (a)             148,852

Network Equipment Technologies                                                                   15,900  (a)             166,155

Park Electrochemical                                                                             12,650                  309,925

Pericom Semiconductor                                                                            14,000  (a)             159,460

Phoenix Technologies                                                                             13,000  (a)              85,540

Photon Dynamics                                                                                  10,000  (a)             378,200

Photronics                                                                                       23,700  (a)             510,498

Pinnacle Systems                                                                                 41,050  (a)             285,298

Planar Systems                                                                                   10,600  (a)             245,284

Power Integrations                                                                               19,400  (a)             675,508

Progress Software                                                                                23,800  (a)             525,266

Radiant Systems                                                                                  17,400  (a)             115,884

RadiSys                                                                                          12,300  (a)             240,465

Rainbow Technologies                                                                             22,800  (a)             280,668

Roper Industries                                                                                 21,000                1,037,820

Roxio                                                                                            17,500  (a)             178,325

Rudolph Technologies                                                                             10,700  (a)             279,805

SBS Technologies                                                                                  8,800  (a)             120,736

SCM Microsystems                                                                                  5,000  (a)              41,600

SPSS                                                                                             11,800  (a)             214,760

Serena Software                                                                                  26,400  (a)             455,400

Skyworks Solutions                                                                               95,000  (a)             815,100

Standard Microsystems                                                                            12,400  (a)             372,000

Supertex                                                                                         11,000  (a)             206,250

Symmetricom                                                                                      22,350  (a)             160,920

Systems & Computer Technology                                                                    23,700  (a)             348,390

THQ                                                                                              24,950  (a)             442,613


COMMON STOCKS (CONTINUED)                                                                        Shares                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY (CONTINUED)

Take-Two Interactive Software                                                                    28,100  (a)           1,111,355

Talx                                                                                              9,800                  212,268

Three-Five Systems                                                                                8,349  (a)              38,739

Tollgrade Communications                                                                          9,300  (a)             145,731

Trimble Navigation                                                                               20,100  (a)             555,765

Ultratech                                                                                        16,500  (a)             514,965

Varian Semiconductor Equipment Associates                                                        22,400  (a)           1,083,040

Veeco Instruments                                                                                19,100  (a)             483,994

ViaSat                                                                                           18,000  (a)             353,340

Vicor                                                                                            24,100  (a)             244,374

Websense                                                                                         14,900  (a)             348,660

X-Rite                                                                                           15,800                  171,904

Zix                                                                                               9,000  (a)              84,591

                                                                                                                      41,646,387

UTILITIES--1.4%

Avista                                                                                           32,600                  554,200

Central Vermont Public Service                                                                    9,300                  213,900

CH Energy Group                                                                                  10,800                  473,040

Cleco                                                                                            30,500                  510,875

Commonwealth Telephone Enterprises                                                               15,100  (a)             615,476

El Paso Electric                                                                                 29,800  (a)             361,772

General Communication, Cl. A                                                                     33,500  (a)             330,310

Green Mountain Power                                                                              3,400                   77,214

Metro One Telecommunications                                                                     12,200  (a)              32,208

UIL Holdings                                                                                     10,300                  386,868

UniSource Energy                                                                                 22,600                  436,180

                                                                                                                       3,992,043

TOTAL COMMON STOCKS
   (cost $234,960,384)                                                                                               275,035,115
------------------------------------------------------------------------------------------------------------------------------------

                                                                                              Principal
SHORT-TERM INVESTMENTS--1.0%                                                                 Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

REPURCHASE AGREEMENT--.9%

Greenwich Capital Markets, Tri-Party Repurchase
   Agreement, 1.00%, dated 10/31/2003, due
   11/3/2003 in the amount of $2,705,225 (fully
   collateralized by $2,725,000 Freddie Mac Notes,
   5%, 5/29/2013 value $2,762,665)                                                            2,705,000                2,705,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
U.S. TREASURY BILLS--.1%                                                                       Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

..95%, 11/13/2003                                                                                 20,000  (b)              19,995

..92%, 12/11/2003                                                                                 50,000  (b)              49,954

..89%, 12/26/2003                                                                                 75,000  (b)              74,899

..92%, 1/15/2004                                                                                  10,000  (b)               9,982

                                                                                                                         154,830

TOTAL SHORT-TERM INVESTMENTS
   (cost $2,859,821)                                                                                                   2,859,830
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $237,820,205)                                                            100.3%              277,894,945

LIABILITIES, LESS CASH AND RECEIVABLES                                                            (.3%)                (941,260)

NET ASSETS                                                                                       100.0%              276,953,685

(A) NON-INCOME PRODUCING.

(B) PARTIALLY HELD BY THE BROKER IN A SEGREGATED ACCOUNT AS COLLATERAL FOR OPEN FINANCIAL FUTURES POSITIONS.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF FINANCIAL FUTURES

October 31, 2003

                                                                  Market Value                                         Unrealized
                                                                    Covered by                                       Appreciation
                                                Contracts         Contracts ($)                Expiration       at 10/31/2003 ($)
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL FUTURES LONG

Russell 2000                                            4             1,056,700            December 2003                11,700

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2003

                                                             Cost          Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
   Investments--Note 1(c)                              237,820,205   277,894,945

Cash                                                                   1,086,403

Receivable for investment securities sold                              2,926,488

Receivable for shares of Common Stock subscribed                         867,361

Dividends and interest receivable                                        122,412

                                                                     282,897,609
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           111,491

Payable for investment securities purchased                           5,592,736

Payable for shares of Common Stock redeemed                             232,797

Payable for futures variation margin--Note 4                              6,900

                                                                      5,943,924
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      276,953,685
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     239,424,571

Accumulated undistributed investment income--net                        650,357

Accumulated net realized gain (loss) on investments                 (3,207,683)

Accumulated net unrealized appreciation

  (depreciation) on investments (including $11,700

  net unrealized appreciation on financial futures)                  40,086,440
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      276,953,685
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(200 million shares of $.001 par value Common Stock authorized)      16,994,983

NET ASSET VALUE, offering and redemption price per share--Note 3(c) ($)   16.30

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended October 31, 2003

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $994 foreign taxes withheld at source)        1,847,601

Interest                                                                13,584

TOTAL INCOME                                                         1,861,185

EXPENSES:

Management fee--Note 3(a)                                              494,168

Shareholder servicing costs--Note 3(b)                                 494,168

Loan commitment fees--Note 2                                             2,517

Interest expense--Note 2                                                   909

TOTAL EXPENSES                                                         991,762

INVESTMENT INCOME--NET                                                 869,423
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                            (1,716,435)

Net realized gain (loss) on financial futures                          235,518

NET REALIZED GAIN (LOSS)                                           (1,480,917)

Net unrealized appreciation (depreciation) on investments

  (including $11,700 net unrealized appreciation on financial futures)
                                                                    61,004,529

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              59,523,612

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                60,393,035

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended October 31,
                                             -----------------------------------
                                                     2003                 2002
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                            869,423              406,906

Net realized gain (loss) on investments       (1,480,917)              290,397

Net unrealized appreciation
   (depreciation) on investments              61,004,529           (19,086,930)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  60,393,035           (18,389,627)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                          (595,185)            (282,414)

Net realized gain on investments                (385,518)            (598,449)

TOTAL DIVIDENDS                                 (980,703)            (880,863)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 122,541,246         135,918,872

Dividends reinvested                              747,608             735,450

Cost of shares redeemed                      (67,653,116)         (38,736,481)

Redemption fee                                     16,755              59,946

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             55,652,493          97,977,787

TOTAL INCREASE (DECREASE) IN NET ASSETS       115,064,825          78,707,297
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           161,888,860           83,181,563

END OF PERIOD                                 276,953,685          161,888,860

Undistributed investment income--net              650,357              373,853
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     8,819,812            9,463,906

Shares issued for dividends reinvested             58,682               50,616

Shares redeemed                               (4,978,794)          (2,827,603)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   3,899,700            6,686,919

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                                                                           Year Ended October 31,
                                                                 -------------------------------------------------------------------
                                                                 2003           2002           2001           2000          1999
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                            12.36          12.98          15.49          13.03         12.16

Investment Operations:

Investment income--net(a)                                         .06            .04            .04            .03           .04

Net realized and unrealized

   gain (loss) on investments                                    3.95           (.53)         (1.06)          3.06          1.38

Total from Investment Operations                                 4.01           (.49)         (1.02)          3.09          1.42

Distributions:

Dividends from investment income--net                            (.04)          (.04)          (.03)          (.04)         (.05)

Dividends from net realized
   gain on investments                                           (.03)          (.09)         (1.46)          (.59)         (.50)

Total Distributions                                              (.07)          (.13)         (1.49)          (.63)         (.55)

Redemption fee reimbursement                                      .00(b)         .00(b)         .00(b)            --          --

Net asset value, end of period                                  16.30          12.36          12.98          15.49         13.03
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                32.63          (3.92)         (6.95)         24.64         11.86
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses
   to average net assets                                          .50            .50           .50            .50           .50

Ratio of interest expense and loan
   commiment fees to average net assets                           .00(c)         .00(c)        .01            .01           .01

Ratio of net investment income

   to average net assets                                          .44            .30           .28            .21           .34

Portfolio Turnover Rate                                         13.52          12.35         42.01          36.89         41.97
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         276,954        161,889        83,182         59,628        35,991

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(C) AMOUNT REPRESENTS LESS THAN .01%.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund


NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus Smallcap Stock Index Fund (the "fund") is a separate non-diversified series of Dreyfus Index Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering three series including the fund. The fund's investment objective is to match the performance of the Standard & Poor's Small Cap 600 Index. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the " Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund' s shares, which are sold to the public without a sales charge

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Effective April 14, 2003, the fund began pricing securities traded on the NASDAQ stock market using the NASDAQ official closing price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Short-term investments (excluding U.S. Treasury Bills) are carried at amortized cost, which approximates value.


(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis.

(C) REPURCHASE AGREEMENTS: The fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the fund, through its custodian and sub-custodian, takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligation, including interest. In the event of a counter party default, the fund has the right to use the collateral to offset losses incurred. There is potential loss to the fund in the event the fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights. The Manager, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net real The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

ized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

At October 31, 2003, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $606,244, accumulated capital losses $720,311 and unrealized appreciation $37,654,882.

The accumulated capital loss carryover is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2003. If not applied, the carryover expires in fiscal 2011.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2003 and October 31, 2002, were as follows: ordinary income $595,185 and $282,414 and long-term capital gain $385,518 and $598,449, respectively.

During the period ended October 31, 2003, as a result of permanent book to tax differences, the fund increased accumulated undistributed investment income-net by $2,266, increased accumulated net realized gain (loss) on investments by $14,489 and decreased paid-in capital by $16,755. Net assets were not affected by this reclassification.

NOTE 2--BANK LINE OF CREDIT:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

The average daily amount of borrowings outstanding under the Facility during the period ended October 31, 2003, was approximately $53,700 with a related weighted average annualized interest rate of 1.69%.

NOTE 3--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to an Investment Management Agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .25 of 1% of the value of the fund's average daily net assets, and is payable monthly. Under the terms of the Agreement, the Manager has agreed to pay all the expenses of the fund, except management fees, brokerage commissions, taxes, interest, commitment fees, Shareholder Services Plan fees, fees and expenses of non-interested Board members (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund's allocable portion of fees and expenses of the non-interested Board members (including counsel fees) . Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member receives an annual fee of $25,000, an attendance fee of $4,000 for each in-person meeting and $500 for telephone meetings. The chairman of the Board receives an additional 25% of such compensation (with the exception of reimburseable amounts) . Subject to the Company's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status. Amounts required to be paid by the Company directly to the non-interested Board members, that were applied to offset a portion of the management fee payable to the Manager, were in fact paid directly by the Manager to the non-interested Board members. These fees are allocated among the funds in the Fund Group in proportion to each fund's relative net assets. This amount for the period ended October 31, 2003 was $5,411.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

(B) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services at the annual rate of .25 of 1% of the value of the fund's average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, bank or other financial institution) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2003, the fund was charged an aggregate of $494,168 pursuant to the Shareholder Services Plan.

(C) A 1% redemption fee is charged and retained by the fund on shares redeemed within six months following the date of issuance, including redemptions made through the use of the fund's exchange privilege.

NOTE 4--SECURITIES TRANSACTIONS:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended October 31, 2003, amounted to $81,073,395 and $26,759,818, respectively.

The fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the fund to "mark to market" on a daily basis, which reflects the change in the market value of the contract at the close of each day's trading. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the fund recognizes a realized gain or loss. These investments require initial margin deposits with a broker, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Contracts open at October 31, 2003, are set forth in the Statement of Financial Futures.

At October 31, 2003, the cost of investments for federal income tax purposes was $240,251,763; accordingly, accumulated net unrealized appreciation on investments was $37,643,182, consisting of $54,840,181 gross unrealized appreciation and $17,196,999 gross unrealized depreciation.

                                                             The Fund

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Dreyfus Smallcap Stock Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the statements of investments and financial futures, and the related statements of operations and of changes in net assets and financial highlights present fairly, in all material respects the financial position of Dreyfus Smallcap Stock Index Fund (formerly Dreyfus Small Cap Stock Index Fund) (the "Fund") (one of the Series constituting Dreyfus Index Funds, Inc.), as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as " financial statements" ) are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                                                     PricewaterhouseCoopers LLP

New York, New York

December 12, 2003


IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates $.0285 per share as a long-term capital gain distribution of $.0725 per share paid on December 11, 2002.

The fund also designates 100% of the ordinary dividends paid during the fiscal year ended October 31, 2003 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in January 2004 of the percentage applicable to the preparation of their 2003 income tax returns.

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (60)

Chairman of the Board (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* The Muscular Dystrophy Association, Director

* Levcor International, Inc., an apparel fabric processor, Director

* Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director

* The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 191

                              --------------

David P. Feldman (63)

Board Member (1989)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director & Trustee

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* BBH Mutual Funds Group (11 funds), Director

* The Jeffrey Company, a private investment company, Director

* QMED, a medical device company, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 53

                              --------------

Ehud Houminer (63)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Executive-in-Residence at the Columbia Business School, Columbia University

* Principal of Lear, Yavitz and Associates, a management consulting firm, from 1996 through 2001

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Avnet Inc., an electronics distributor, Director

* International Advisory Board to the MBA Program School of Management, Ben Gurion University, Chairman

* Explore Charter School, Brooklyn, NY, Chairman

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 25


Gloria Messinger (73)

Board Member (1996)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Arbitrator for American Arbitration Association and National Association of Securities Dealers, Inc.

* Consultant in Intellectual Property

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Yale Law School Fund, Director

* Theater for a New Audience, Inc., Director

* Brooklyn Philharmonic, Director

* New York Women's Agenda Music Performance Trust Fund, Director

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

T. John Szarkowski (77)

Board Member (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Consultant in Photography

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Photography Department at The Museum of Modern Art, Director Emeritus

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 18

                              --------------

Anne Wexler (73)

Board Member (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of the Wexler Group, consultants specializing in government relations and public affairs

OTHER BOARD MEMBERSHIPS AND AFFILIATIONS:

* Wilshire Mutual Funds (5 funds), Director

* Methanex Corporation, a methanol producing company, Director

* Member of the Council of Foreign Relations

* Member of the National Park Foundation

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 29

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.

JOHN M. FRASER, JR., EMERITUS BOARD MEMBER

                                                             The Fund

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Canter also is a Board member and, where applicable, an Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 58 years old and has been an employee of the Manager since May 1995.

STEPHEN R. BYERS, EXECUTIVE VICE PRESIDENT SINCE NOVEMBER 2002.

     Chief Investment Officer, Vice Chairman and a Director of the Manager, and an officer of 95 investment companies (comprised of 189 portfolios) managed by the Manager. Mr. Byers also is an officer, director or an Executive Committee Member of certain other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 50 years old and has been an employee of the Manager since January 2000. Prior to joining the Manager, he served as an Executive Vice President-Capital Markets, Chief Financial Officer and Treasurer at Gruntal & Co., L.L.C.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since June 1977.

MICHAEL A. ROSENBERG, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 198 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director - Mutual Fund Accounting of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, ASSISTANT TREASURER SINCE AUGUST 2003.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 105 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since September 1982.


ROBERT SVAGNA, ASSISTANT TREASURER SINCE OCTOBER 2002.

     Senior Accounting Manager - Equity Funds of the Manager, and an officer of 25 investment companies (comprised of 105 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Manager since November 1990.

KENNETH J. SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 96 investment companies (comprised of 205 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1993.

WILLIAM GERMENIS, ANTI-MONEY LAUNDERING COMPLIANCE OFFICER SINCE  OCTOBER 2002.

     Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 91 investment companies (comprised of 200 portfolios) managed by the Manager. He is 33 years old and has been an employee of the Distributor since October 1998. Prior to joining the Distributor, he was a Vice President of Compliance Data Center, Inc

                                                             The Fund

                        For More Information

                        Dreyfus Smallcap Stock
                        Index Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Custodian

                        Boston Safe Deposit
                        and Trust Company
                        One Boston Place
                        Boston, MA 02109

                        Transfer Agent &
                        Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling the telephone number listed above, or by visiting the SEC's website at http://www.sec.gov

(c) 2003 Dreyfus Service Corporation                                  077AR1003

Comparison of change in value of $10,000 investment in Dreyfus Smallcap Stock Index Fund and the
Standard & Poor's SmallCap 600 Index

EXHIBIT A:

              Dreyfus      Standard
              Smallcap     & Poor's
               Stock      SmallCap
   PERIOD      Index          600
               Fund         Index *

  6/30/97     10,000        10,000
  10/31/97    11,120        11,116
  10/31/98     9,855        9,887
  10/31/99    11,024        11,077
  10/31/00    13,740        13,876
  10/31/01    12,786        12,982
  10/31/02    12,285        12,492
  10/31/03    16,293        16,687

* Source: Lipper Inc.



ITEM 2.      CODE OF ETHICS.

     The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

            Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

            Not applicable.

ITEM 6.      [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

            Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS INDEX FUNDS, INC.

By:   /s/Stephen E. Canter
      ____________________
      Stephen E. Canter
      President

Date:  December 29, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /s/Stephen E. Canter
      ______________________
      Stephen E. Canter
      Chief Executive Officer

Date:  December 29, 2003

By:   /s/James Windels
      _______________________
      James Windels
      Chief Financial Officer

Date:  December 29, 2003

                                  EXHIBIT INDEX

     (a)(1) Code of ethics referred to in Item 2.

     (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

      (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)